                                                              VARIABLE INVESTORS
                                                                    SERIES TRUST
JUNE 30, 2001 SEMI-ANNUAL REPORT

                           [GRAPHIC OF MAN AND WOMAN]

[BUILD ENJOY PRESERVE CIRCLE LOGO]


[ILONA FINANCIAL GROUP LOGO]

Table of                                      [BUILD ENJOY PRESERVE CIRCLE LOGO]
Contents

Report of the President                                              1
Management's Discussion & Analysis
 Small Cap Growth                                                    3
 World Equity                                                        5
 Growth                                                              7
 Matrix Equity                                                       9
 Growth & Income                                                    11
 Multiple Strategies                                                13
 High Income Bond                                                   15
 U.S. Government Bond                                               17
Schedule of Investments                                             19
Statements of Assets and Liabilities                                56
Statements of Operations                                            58
Statements of Changes in Net Assets                                 60
Financial Highlights                                                64
Notes to the Financial Statements                                   72

[FIRST VARIABLE LIFE LOGO]


August 2001

Dear First Variable Contract Holder:

I am pleased to present the semi-annual report for the Variable Investors Series Trust. The report provides you with information on how your investment choices within your First Variable contract have performed during the first half of 2001.

The markets, though not the economy, seemed to show some signs of life during the second quarter by the six consecutive interest rate cuts orchestrated by Federal Reserve Chairman Alan Greenspan. The Fed has reduced interest rates 2.75 percentage points for the year and many analysts expect the Fed to initiate further reductions until the economy appears to be on a full road to recovery.

The broad indices have performed remarkably well given the beating they've taken over the past 18 months. The S&P 500 Index, the Wilshire 5000 Index and the NASDAQ Composite Index gained more than 5% during the second quarter and the NASDAQ gained a formidable 17%. This marked the first time these indices have finished a quarter in positive territory since March of 2000, and the Dow Jones Industrial Average (DJIA), up 6.74% for the quarter, had its best quarter since the fourth quarter of 1999. However, these indices have a long road to travel if they are to finish the year on positive turf. For the first half, the S&P 500 Index fell -6.7%; the DJIA finished down -1.85% and the NASDAQ tumbled -12.6%.

The bond markets did not fare much better with the Lehman Brothers Government Bond Index returning -0.24% during the first half of the year. Performance was somewhat more kind to the high yield market, measured by the Lehman Brothers High Yield Index, which returned 3.93%. A weakening economy has caused investment managers to consider credit risk more carefully, which has consequently caused a flight to quality issues.

What lies ahead for the economy can only be predicted with a crystal ball, but there are certain signs we should watch for. Earnings have generally been disappointing, but the expectations are that the worst may be behind us. Additionally, the impact of Fed rate cuts remains critical. With all this said, we can never overemphasize the value of a long-term perspective, diversifications, and regular reviews of your investments with a trusted advisor. For the individual investor with all these steps in place, these recent setbacks may only be small bumps in the road. This may be an opportune time to give your advisor a call and ensure your investments are on track to meet your goals and objectives.

[FIRST VARIABLE LIFE LOGO]

Finally, we would be remiss if we didn't remind investors, one more time, of a significant change in the Variable Investors Series Trust (VIST). As of May 1, 2001,all funds in VIST were closed for new or additional purchases. If you have money invested in these funds, you are subject to substantially higher expense fees as the expense caps were removed on July 1, 2001. Consequently, the returns you experience in these funds will be reduced. To avoid any additional expenses, contact your broker to discuss transferring or reallocating your money into other funds appropriate for your investment objectives. For your convenience, you can complete a transfer or reallocation by telephone by calling our Variable Service Center at 1-800-228-1035. One of our investment representatives will be happy to assist you in completing the transaction or to answer any questions you may have regarding your account.

                                                          Sincerely,

                                                          /s/ THOMAS F. STREIFF
                                                          ---------------------
                                                          Thomas F. Streiff
                                                          President

SMALL CAP GROWTH PORTFOLIO
For Six Months Ended June 30, 2001

OBJECTIVE

     Seeks capital appreciation by investing primarily in common stocks of emerging companies with the potential for significant capital appreciation and strong earnings growth with attendant risk. The Portfolio normally invests at least 65% of assets in common stocks and convertible securities issued by companies with market capitalization or annual revenues not exceeding $1 billion at the time of purchase.

MANAGEMENT'S DISCUSSION & ANALYSIS

     The year 2001 started on a buoyant note, propelled by the still strong economy, a new president, a record budget surplus and inflation seemingly at bay. Although Internet stock valuations had already plummeted, other sectors of the economy seemed to hold fast. By March, however, the flagging economy infected almost every segment, bursting earnings' bubbles across the map. The harsh reality of lower earnings has now spread to virtually every sector, assaulting even those deemed immune to the economic cycle. As we pass the half-year mark, pressures seem unlikely to abate in the very near term and Europe seems to be catching a bit of the same cold. A look at YTD performance for major indexes and sectors does not present an impressive roster. The cyclical flavor to performance suggests a market still seeking recovery on the horizon. Happily, the latest economic data, such as the purchasing managers' surveys, factory orders, construction and confidence surveys have suggested that the downturn may at least be stabilizing.

     The first half of 2001 was by all means, a mixed bag. Nearing the end of the second quarter the market witnessed the first real signs that the energy boom may be running out of gas (good for those worried about its affects on inflation, bad for those tied to the commodity price). The consumer showed few signs of abating, keeping hopes alive that two-thirds of the economy would keep us off of the slippery slope leading to recession. Health care stocks, proving to be the year-to-date bastions of hope, continued to garner investor enthusiasm showing moderate, but stable growth rates while keeping earnings outlooks intact.


PILGRIM BAXTER &
ASSOCIATES, LTD.
[PILGRIM BAXTER & ASSOCIATES LOGO]
SMALL CAP GROWTH

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/01

1 Year                                                  (49.52)%
----------------------------------------------------------------
5 Year                                                     2.21%
----------------------------------------------------------------
Since Inception*                                          10.63%
----------------------------------------------------------------

*May 4, 1995


TOP 10 HOLDINGS

                                                % OF               % OF
AS OF 6/30/01                                NET ASSETS           TOP 10
CIMA Labs, Inc                                  2.97%              12.35%
-------------------------------------------------------------------------
Krispy Kreme Doughnuts, Inc.                    2.81%              11.71%
-------------------------------------------------------------------------
Corporate Executive Board Company               2.70%              11.22%
-------------------------------------------------------------------------
Noven Pharmaceuticals, Inc.                     2.65%              11.05%
-------------------------------------------------------------------------
Cytyc Corporation                               2.51%              10.46%
-------------------------------------------------------------------------
Professional Detailing, Inc.                    2.18%               9.09%
-------------------------------------------------------------------------
Digital Lightwave, Inc.                         2.08%               8.67%
-------------------------------------------------------------------------
Invitrogen Corporation                          2.08%               8.67%
-------------------------------------------------------------------------
IMPATH, Inc.                                    2.03%               8.43%
-------------------------------------------------------------------------
Myriad Genetics, Inc.                           2.00%               8.35%
-------------------------------------------------------------------------


TOP 5 SECTOR WEIGHTINGS

                                                                     % OF
AS OF 6/30/01                                                     NET ASSETS
Drugs/Pharmaceuticals                                               13.4%
-------------------------------------------------------------------------
Electronic Components                                               12.6%
-------------------------------------------------------------------------
Software                                                             9.8%
-------------------------------------------------------------------------
Restaurants                                                          6.5%
-------------------------------------------------------------------------
Telecommunication Equipment                                          6.2%
-------------------------------------------------------------------------

Special risks due to small size such as limited markets and financial resources should be considered when investing in small cap stocks.

Looking at the account, it's not hard to recognize that recent performance has been hindered on two fronts. The classic growth engines of the economy have been stalled and investors that focus on these segments have suffered. What has worked year to date has been sectors that traditional growth investors rarely spend much time in, namely REITs, utilities, financial services, consumer staples and (until recently) energy. Sectors of the economy most damaged by today's recessionary overtones are those most prolific (historically) in growth stock portfolios: technology, health care and services.

As bottoms-up small cap growth investors, we have had a difficult time moderating the amount of event-risk assumed in a portfolio created from the countries fastest growing companies. Interesting to note, however, is that within this market quagmire, the stealth beginnings of an outperformance cycle are being established by companies garnering smaller market capitalizations. Small caps have witnessed 7 straight months of outperformance versus their large cap brethren. History would suggest that there is a very strong correlation between the dawning of an economic recovery and small cap stock performance. Witnessing these moves makes us very optimistic that we may be in the early stages of a true small cap renaissance.

We are very encouraged about the opportunity before us in small cap growth stocks. There is a tremendous amount of stimulus already in the pipeline from 2.75% of Fed easing and tax refund checks totaling $55 billion. There is sound reason to think that we've seen the worst; recovery, however, remains just a forecast.

As you have witnessed over the last year, the market is unpredictable and temperamental. What has worked so well for us over the better part of the past two decades is a commitment to being methodical, calculated and consistent in the application of our discipline and philosophy.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH PORTFOLIO AND THE RUSSELL 2000 INDEX*

                                  [LINE CHART]

                        VIST SMALL CAP GROWTH       RUSSELL 2000 INDEX
MAY 4, 1995                   10000                        10000
JUN 30                        10939                        10676
SEP 30                        12593                        11731
DEC 31, 1995                  13008                        11985
MAR 31                        14439                        12600
JUN 30                        16705                        13230
SEP 30                        17587                        13275
DEC 31, 1996                  16582                        13965
MAR 31                        13401                        13242
JUN 30                        16540                        15655
SEP 30                        18778                        17984
DEC 31, 1997                  16703                        17382
MAR 31                        18207                        19127
JUN 30                        16690                        18234
SEP 30                        12902                        14560
DEC 31, 1998                  16181                        16934
MAR 31                        15120                        16015
JUN 30                        17031                        18505
SEP 30                        18331                        17335
DEC 31, 1999                  29234                        20534
MAR 31                        35305                        21988
JUN 30                        36908                        21157
SEP 30                        36927                        21389
DEC 31, 2000                  24820                        19911
MAR 31                        14854                        18617
JUN 30                        18633                        21294


* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.



AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 2001

                                                Past 1       Past 5    Life of
                                                 Year        Years     Portfolio***
                                                 ----        -----     ------------
Small Cap Growth Portfolio                     (49.52)%       2.21%     10.63%


"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 4, 1995)

WORLD EQUITY PORTFOLIO
For Six Months Ended June 30, 2001

PORTFOLIO MANAGER COMMENTARY

FUND PERFORMANCE

The World Equity Portfolio beat the combined index by 2.63% this quarter. Year-to-date the fund is 2.41% ahead of the combined index.

PERFORMANCE CONTRIBUTORS

Canada helped the fund beat the index overall with Gulf Canada leading 48% return. Brascan, the fund's biggest holding in Canada, was up almost 6% and contributed as well. Hong Kong was another bright spot with Wing Hang Bank up 24% in the last 3 months. South Africa was positive for the fund as Sappi and Remgro returned 12% and 22% respectively. The underweight in technology and telecom helped performance during the quarter.

PERFORMANCE DETRACTORS

Australia was up an average of 16% for the index. The fund had no holdings in this country for most of the 2nd quarter and as a consequence underperformed by 0.45%. Japan underperformed for the index as well. We have been underweight Japan during 2001. Although underweight, the fund had a negative return in this country as the index managed a small positive return.

FUND STRATEGY

The fund continues to be defensively positioned with large weights in financials, pharmaceuticals and other defensive sectors. Underweights continued in tech, telecom and media/advertising. Significant underweights are in Japan and to a lesser extent, the UK. Overweights are in Canada and Emerging Markets.

FUND OUTLOOK

We are carefully monitoring the situation in Argentina. We are not optimistic and have very little exposure in Argentina. Turkey is also on our radar screen as a highly volatile country. The large volume of short sales by hedge funds in tech/telecom mean volatility in this area will continue to be very high. We believe the Euro is undervalued, but the dollar is the gorilla currency. It is at a 12-year high on a trade-weighted basis. There is not one big compelling international opportunity currently. Instead, there are a lot of



EVERGREEN
INVESTMENT
MANAGEMENT

[TREE LOGO]


WORLD EQUITY PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/01

1 Year                                                  (22.12)%
---------------------------------------------------------------
5 Year                                                    9.07 %
---------------------------------------------------------------
10 Year                                                  11.51 %
---------------------------------------------------------------

TOP 10 HOLDINGS

                                                 % OF                % OF
AS OF 6/30/01                                  NET ASSETS            TOP 10
Schering AG                                       2.94%              17.04%
---------------------------------------------------------------------------
Embraer - Empresa Brasileira
de Aeronautica S.A.                               2.19%              12.70%
---------------------------------------------------------------------------
ISS A/S                                           2.14%              12.39%
---------------------------------------------------------------------------
Nestle S.A.                                       1.98%              11.49%
---------------------------------------------------------------------------
Akzo Nobel N.V.                                   1.69%               9.83%
---------------------------------------------------------------------------
Genesis Microchip, Inc.                           1.54%               8.92%
---------------------------------------------------------------------------
Hot Topic, Inc.                                   1.26%               7.31%
---------------------------------------------------------------------------
THQ, Inc.                                         1.21%               7.01%
---------------------------------------------------------------------------
ILEX Oncology, Inc.                               1.15%               6.67%
---------------------------------------------------------------------------
TriPath Imaging, Inc.                             1.14%               6.64%
---------------------------------------------------------------------------





TOP 5 COUNTRIES

                                                           % OF
AS OF 6/30/01                                             NET ASSETS
United States                                                39.6%
--------------------------------------------------------------------
United Kingdom                                               10.0%
--------------------------------------------------------------------
Japan                                                         9.4%
--------------------------------------------------------------------
France                                                        6.7%
--------------------------------------------------------------------
Germany                                                       6.4%
--------------------------------------------------------------------

Special risks such as currency fluctuations and political changes should be considered when investing internationally.

little ones we are taking advantage of. Examples are medium caps which are cheaper than large caps these days. Restructuring or special situations (Fiat in Italy), Real Estate companies (IVG in Germany). German preferred shares that sell at a discount to their common alternatives (Fresinius Medical in Germany). Higher yielding situations (UK utilities) and; conglomerates or holding companies that are selling at big discounts to NAV (Power Corp in Canada).


INTERNATIONAL COMMENTARY

PORTFOLIO PERFORMANCE

The International portion of the Portfolio had strong absolute performance, with a 20.60% return, and outperformed the benchmark return of 17.98%.

PERFORMANCE CONTRIBUTORS

The Portfolio's strong performance was due to the rebound in technology (up 65%) and health care (up 62%) stocks. Many of these stocks with high growth potential had fallen to levels that represented very attractive valuation. Consequently we substantially increased our technology weighting. Our largest holding, Genesis Microchip Inc. was the strongest contributor, with a 264% gain for the quarter. We had strong contribution from several areas. Our 2nd largest holding Alpha Industries, a telecom supplier, was up 87%. WMS Industries, a gaming supplier, Ilex Oncology in biotech, and Triton Energy all had significant weighting and gains in the period. Four stocks were up over 100% for the quarter.

PORTFOLIO STRATEGY

We are currently more focused on risk management than generating a high return. With the energy sector now becoming more dependent on the performance of the economy, there are very few sectors that we can invest in which are not economically sensitive. Accordingly we have substantially underweighted technology because of its high volatility. We have overweighted education stocks and teen retailers to position for strong demographic trends.

PORTFOLIO OUTLOOK

There is a lot of confidence that interest rate cuts and inventory drawdowns will cause the economy to strengthen. There is a lot of uncertainty as to when this will happen. Small company stocks move very rapidly when good news arrives. We are positioning the Portfolio to participate in an upcoming rebound, while managing risk until that time.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
IN THE WORLD EQUITY PORTFOLIO AND THE MSCI WORLD INDEX*

                            [LINE CHART PLOT POINTS]

                           VIST WORLD EQUITY        MSCI WORLD INDEX
APR-1-1994                    10000                   10000
JUN-30                         9830                   10301
SEP-30                        10523                   10522
DEC-31-1994                   10707                   10447
MAR-31                        10921                   10957
JUN-30                        11806                   11375
SEP-30                        13312                   11849
DEC-31-1995                   13310                   12329
MAR-31                        13721                   12772
JUN-30                        14646                   13131
SEP-30                        14263                   13187
DEC-31-1996                   14956                   13666
MAR-31                        14544                   13749
JUN-30                        16506                   15728
SEP-30                        17645                   16022
DEC-31-1997                   16449                   15391
MAR-31                        18896                   17595
JUN-30                        19078                   17952
SEP-30                        15329                   15799
DEC-31-1998                   17289                   19135
MAR-31                        17070                   20281
JUN-30                        18755                   21481
SEP-30                        18792                   21164
DEC-31-1999                   26877                   24734
MAR-31                        30178                   24989
JUN-30                        29032                   24104
SEP-30                        27561                   23415
DEC-31-2000                   25263                   21701
MAR-31                        20465                   19474
JUN-30                        22610                   20076


* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED JUNE 30, 2001

                                              Past 1     Past 5         Past 10
                                               Year      Years           Years
                                               ----      -----           -----
World Equity Portfolio                       (22.12)%     9.07%         11.51%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the World Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

GROWTH PORTFOLIO
For Six Months Ended June 30, 2001

OBJECTIVE

       Seeks capital growth by investing primarily in common stocks and securities convertible into common stock. Also seeks current income when consistent with the primary objective. Securities are selected on the basis of their issuers' long-term potential for expanding their earnings, profitability, and size and on the basis of potential increases in market recognition of their securities.

MANAGEMENT'S DISCUSSION & ANALYSIS

      PORTFOLIO PERFORMANCE

       For the six months ended June 30, 2001, the Growth Portfolio produced a loss of (9.09%), compared with losses of (6.70%) for the S&P 500 and (12.55%) for the NASDAQ Composite.

       Virtually all of the Growth Portfolio's relative under performance compared with the S&P 500 occurred during the month of February, as the financial markets entered the final stage of their year-long technology collapse. (The NASDAQ Composite declined by more than 68% from March 10, 2000 to April 4, 2001, the worst performance in its 30-year history.) The Growth Portfolio performed roughly in line with its benchmarks from the end of February through mid year.

       The Growth Portfolio was hurt by the continued free fall in technology and telecommunications stocks during the first two months of the year. As a result, we shifted to a more defensive, under weighted position at the end of February, and added to our holdings in financial stocks, retailers, health care, and energy.

       The U.S. financial markets collapsed due to the significant deterioration in Gross Domestic Product, which plunged from an increase of 8.3% in the fourth quarter of 1999 to a paltry gain of only 0.7% in the second quarter of 2001. This severe economic contraction was caused by the concurrent reduction of an immense Y2K inventory, the Federal Reserve's aggressive interest-rate increases from June 1999 until May 2000, and a massive Fed-induced liquidity drain from the banking system.

VALUE LINE, INC.

[VALUE LINE, INC. LOGO]

GROWTH

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS
OF 6/30/01

1 Year                                                          (22.18)%
------------------------------------------------------------------------
5 Year                                                           13.78 %
------------------------------------------------------------------------
10 Year                                                          13.19 %
------------------------------------------------------------------------

TOP 10 HOLDINGS

                                                         % OF         % OF
AS OF 6/30/01                                         NET ASSETS     TOP 10
Citigroup, Inc.                                        2.84%         13.23%
---------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation                 2.67%         12.43%
---------------------------------------------------------------------------
The Boeing Company                                     2.12%          9.87%
---------------------------------------------------------------------------
BEA Systems, Inc.                                      2.11%          9.85%
---------------------------------------------------------------------------
Zions Bancorporation                                   2.01%          9.39%
---------------------------------------------------------------------------
Tiffany & Company                                      1.98%          9.25%
---------------------------------------------------------------------------
Lowe's Companies, Inc.                                 1.96%          9.13%
---------------------------------------------------------------------------
Flextronics International Ltd.                         1.95%          9.08%
---------------------------------------------------------------------------
Calpine Corporation                                    1.94%          9.05%
---------------------------------------------------------------------------
Mercury Interactive Corporation                        1.87%          8.72%
---------------------------------------------------------------------------

TOP 5 SECTOR WEIGHTINGS

                                                               % OF
AS OF 6/30/01                                              NET ASSETS
Financial Services                                            10.4%
-------------------------------------------------------------------
Computer Software                                              9.5%
-------------------------------------------------------------------
Banks                                                          9.3%
-------------------------------------------------------------------
Retail                                                         6.6%
-------------------------------------------------------------------
Retail-Specialty                                               4.8%
-------------------------------------------------------------------

The Fed has since learned the error of its ways. Chairman Alan Greenspan has engineered six interest rate reductions thus far this year -- including two rare inter-meeting cuts -- totaling 2.75% to date. Given the continued softness in the U.S. economy -- and the significantly weaker economies of many of our global trading partners in Latin America, Euroland, and the Pacific Rim -- we expect additional data-driven rate reductions over the course of the summer, perhaps totaling another 0.75%. (The next FOMC meeting is scheduled for August 21st.) In addition, the first stages of President Bush's tax cut -- retroactive to January 1st -- will be distributed in the form of 110 million individual checks totaling some $40 billion during the third quarter.

We believe that this dynamic combination of monetary and fiscal policy initiatives will result in improved economic performance during the summer months, such that the second quarter of 2001 should prove to be the trough of the current cycle. The economy could very well flatten out during the third quarter and turn up in the fourth quarter. As a result, we continue to believe that 1Q02 will prove to be the first strong year-to-year comparisons for corporate profits.

                                                          Philip J. Orlando, CFA
                                                        Chief Investment Officer


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH PORTFOLIO AND THE S&P 500 INDEX*

                            [LINE CHART PLOT POINTS]

                             VIST GROWTH           S&P 500 INDEX
APR 1, 1994                   10000                      10000
JUN 30                         9393                       9966
SEP 30                        10141                      10380
DEC 31, 1994                  10264                      10303
MAR 31                        10834                      11305
JUN 30                        12461                      12383
SEP 30                        14180                      13365
DEC 31, 1995                  14075                      14169
MAR 31                        15209                      14930
JUN 30                        15970                      15599
SEP 30                        16924                      16081
DEC 31, 1996                  17708                      17420
MAR 31                        16850                      17889
JUN 30                        19920                      21009
SEP 30                        22475                      22582
DEC 31, 1997                  21890                      23231
MAR 31                        23984                      26469
JUN 30                        25036                      27342
SEP 30                        22919                      24627
DEC 31, 1998                  29177                      29868
MAR 31                        32492                      31355
JUN 30                        32459                      33566
SEP 30                        31756                      31471
DEC 31, 1999                  39253                      36151
MAR 31                        40694                      36979
JUN 30                        39139                      35995
SEP 30                        39126                      35646
DEC 31, 2000                  33504                      32859
MAR 31                        28498                      28965
JUN 30                        30460                      30659

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 2001

                                             Past 1         Past 5     Past 10
                                              Year           Years      Years
                                              ----           -----      -----
Growth Portfolio                            (22.18)%         13.78%     13.19%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

MATRIX EQUITY PORTFOLIO
For Six Months Ended June 30, 2001

PORTFOLIO MANAGER COMMENTARY

      PERFORMANCE SUMMARY

      The SSgA Matrix Equity Portfolio beat the benchmark in the 2nd quarter by over 4% as it returned 10.07% versus the S&P 500 Index return of 5.86%. With the first half of 2001 finished, the Portfolio is ahead of the benchmark by 2.79% for the year-to-date with the Portfolio at -3.9% versus the Index return of -6.7%.

      Performance specifics (Q2'01)

      Second quarter results were driven by strong stock selection in all ten sectors. The strongest excess returns came from the Technology, Health Care and Utilities sectors.

   STOCK SELECTION:

      - Within the Technology sector stock selection was good in the Info/Computer Services, Computer Hardware and High Tech Manufacturing industries-- areas that hurt performance in the early part of the year.

      - In Information/Computer Services our three positions, Galileo, Fiserv and First Data, all performed well returning an average 19% during our holding period versus the industry return of approximately 4%. The solid cash flow exhibited by these companies is picked up by our cash flow factor which continues to exhibit strong predictive power in this segment of the market.

      - Modest overweight positions (as a result of our tightening of risk controls in the Computer Hardware industry) in Emulex, Electronics for Imaging and Juniper Networks resulted in good performance. The companies' ability to generate cash flow was a significant factor in determining our positions in this industry.

      - Within the High Tech Manufacturing industry, a modest overweight position in Dycom coupled with an underweight position in Lucent resulted in good performance. Once again, cash flow played a large role in determining the attractiveness of the stocks in this industry.

      - Selection in the Medical Providers/Suppliers and Biotech industries within the Health Care sector drove performance. Specifically, overweight positions in Johnson & Johnson (in



STATE STREET
GLOBAL ADVISORS
[STATE STREET GLOBAL ADVISORS LOGO]
MATRIX EQUITY

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/01

1 Year                                                           (16.37)%
-------------------------------------------------------------------------
5 Year                                                              7.79%
-------------------------------------------------------------------------
10 Year                                                            10.40%
-------------------------------------------------------------------------


Top 10 Holdings

                                                % OF              % OF
AS OF 6/30/01                                NET ASSETS           TOP 10
General Electric Company                        4.15%            15.13%
-----------------------------------------------------------------------
Microsoft Corporation                           4.14%            15.10%
-----------------------------------------------------------------------
AOL Time Warner, Inc.                           3.29%            12.00%
-----------------------------------------------------------------------
Exxon Mobil Corporation                         2.98%            10.88%
-----------------------------------------------------------------------
Johnson & Johnson                               2.64%             9.63%
-----------------------------------------------------------------------
Pfizer, Inc.                                    2.50%             9.11%
-----------------------------------------------------------------------
Citigroup, Inc.                                 2.17%             7.92%
-----------------------------------------------------------------------
American International Group, Inc.              1.88%             6.86%
-----------------------------------------------------------------------
Tyco International Ltd.                         1.87%             6.80%
-----------------------------------------------------------------------
Intel Corporation                               1.80%             6.57%
-----------------------------------------------------------------------

TOP 5 SECTOR WEIGHTINGS

                                                                  % OF
AS OF 6/30/01                                                   NET ASSETS
Financial Services                                                12.5%
-----------------------------------------------------------------------
Computer Software                                                  7.3%
-----------------------------------------------------------------------
Drugs                                                              5.8%
-----------------------------------------------------------------------
Energy Reserves                                                    4.5%
-----------------------------------------------------------------------
Computer Services                                                  4.5%
-----------------------------------------------------------------------

      Medical Providers/Suppliers) and Genzyme (Biotech) accounted for the excess returns. These companies both exhibit good earnings growth expectations and strong cash flow, which resulted in attractive rankings of these companies versus their peers.

- In the Utilities sector, overweight positions in PPL Corp., Public Service Enterprise and Allegheny Energy were responsible for excess returns in the sector. These stocks returned an average 15% during the quarter versus the industry average of -5%.

RESEARCH UPDATE

The U.S. Active Equity team is in the process of implementing the Extreme Performance Model, which was developed in conjunction with SSgA's Advanced Research Center and approved for use by SSgA's Investment Committee. The model first uses technical and fundamental variables to predict stocks that will likely be extreme performers over the next three months. Second, the model separates rockets (extreme winners) from torpedoes (extreme losers). Flagging these stocks will alert portfolio managers to potential extreme performers and allow us to reassess the risk-return relationship of these stocks. This model will be implemented within the Portfolio in July 2001.

MARKET REVIEW

The broad U.S. stock market turned in its first decent quarter in more than a year. The S&P 500 Index, the Wilshire 5000 Index and the Nasdaq Composite Index all had their first positive quarters since March 2000. All three indexes gained more than 5%, the Nasdaq was up more than 17%. The Dow Jones Industrial Average put in its best quarter since the end of 1999. Investors are buying stocks now in the expectation that, sooner or later, the Fed's interest-rate cuts will re-invigorate the economy and pull it out of its recent slide. Investors already are starting to look past the second quarter earnings season, hoping for better profits later in the year. Some simply have written off 2001's corporate results, and are optimistic that profits will improve in 2002. That kind of cautious hope turned the overall stock market around in the second quarter, after four quarters of declines. In the coming weeks, the second quarter earnings reports will begin to appear in volume. The news is expected to be dismal, with S&P 500 companies expecting earnings drops of more than 14% compared to a year ago. We are officially in an earnings recession, with both first and second quarter earnings down compared to 2000 levels. The earnings drop will almost surely be the biggest since the 1990-91 recession. Based on the pattern of the last several years, the following weeks will bring further pre-announcements, and expectations will continue to drop. That leaves investors with little more than hope and trust to motivate them to buy stocks, and some market prognosticators worry that the market could face a rocky summer.

In spite of some uncertainty, market breadth is materially healthier than a pure look at the indexes would indicate. Two-thirds of the S&P 500 stocks have established positive returns in 2001. Most shares appear to be gaining momentum with small/mid caps leading the way. During the second quarter, for the first time in a year, growth style investing outpaced value as investors shifted to growth/cyclical areas that directly benefit from reduced inventories, improving confidence and greater capital availability, namely capital goods, technology, basic materials, and consumer cyclicals.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MATRIX EQUITY PORTFOLIO AND THE S&P 500 INDEX*

                            [LINE CHART PLOT POINTS]

                       VIST MATRIX EQUITY           S&P 500 INDEX
APR 1, 1994                   10000                10000
JUN 30                         9940                 9966
SEP 30                        10180                10380
DEC 31, 1994                  10009                10303
MAR 31                        10604                11305
JUN 30                        11153                12383
SEP 30                        12369                13365
DEC 31, 1995                  13357                14169
MAR 31                        12989                14930
JUN 30                        13446                15599
SEP 30                        12835                16081
DEC 31, 1996                  13973                17420
MAR 31                        13767                17889
JUN 30                        15284                21009
SEP 30                        17056                22582
DEC 31, 1997                  17054                23231
MAR 31                        19342                26469
JUN 30                        19606                27342
SEP 30                        16940                24627
DEC 31, 1998                  20655                29868
MAR 31                        20933                31355
JUN 30                        22078                33566
SEP 30                        20989                31471
DEC 31, 1999                  23576                36151
MAR 31                        24211                36979
JUN 30                        23396                35995
SEP 30                        22834                35646
DEC 31, 2000                  20356                32859
MAR 31                        17773                28965
JUN 30                        19565                30659


* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 2001

                                               Past 1      Past 5     Past 10
                                                Year       Years       Years
                                                ----       -----       -----
Matrix Equity Portfolio                       (16.37)%      7.79%      10.40%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Matrix Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Prior to April 1, 1994 results were achieved by different portfolio managers.

GROWTH & INCOME PORTFOLIO
For Six Months Ended June 30, 2001

PORTFOLIO MANAGER COMMENTARY

OVERVIEW

The U.S. stock market performed weakly in the first quarter of 2001, reflecting a good deal of uncertainty regarding the economy and corporate profits. A lackluster economy and ongoing profit warnings restrained investors' enthusiasm for stocks throughout the second quarter as well. While most major indexes posted gains in the second quarter, they generally displayed negative year-to-date numbers as of June 30. As often happens in a market downturn, value stocks outperformed pricier shares, though many value names performed poorly.

To be sure, there were some encouraging developments worth noting. The Federal Reserve continued its efforts to spur economic activity. The Fed aggressively lowered interest rates in the period, and left the door open to additional cuts. In addition, Congress passed the first across-the-board tax reduction since 1981, and energy costs fell rapidly from lofty levels.

PERFORMANCE

Variable Investor Series Trust Value Portfolio had a gain of 3.24% year-to-date, vs. declines for the S&P 500 Index of -6.70% and -2.41% for the S&P 500/BARRA Value Index. Stocks that helped the Portfolio's return included certain financial-services, health care and retail names (the retail stocks we added in the first quarter had especially good showings). On the negative side, stocks that had relatively poor performance included specific pharmaceutical and communications-related holdings.

STRATEGY

We remained focused on our bottom-up stock selection process, striving to identify value among companies with healthy balance sheets and modest, yet sustainable, long-term, earnings-growth prospects. Specific factors we examine include positive catalysts such as restructurings, management changes and/or the development of new products or services.

THE PORTFOLIO

Buying and selling activity was relatively quiet in the period, as we continued to view the bulk of our holdings as attractive, based on their valuations


CREDIT SUISSE
ASSET MANAGEMENT, LLP

                             [WARBURG PINCUS LOGO]

GROWTH & INCOME
PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/01

1 Year                                                            14.89%
------------------------------------------------------------------------
5 Year                                                            11.08%
------------------------------------------------------------------------
Since Inception*                                                  13.69%
------------------------------------------------------------------------

*May 31, 1995

TOP 10 HOLDINGS

                                                      % OF              % OF
AS OF 6/30/01                                       NET ASSETS         TOP 10
American Standard Companies, Inc.                     2.60%             11.61%
------------------------------------------------------------------------------
General Mills, Inc.                                   2.47%             11.02%
------------------------------------------------------------------------------
Federated Department Stores, Inc.                     2.33%             10.39%
------------------------------------------------------------------------------
Allied Capital Corporation                            2.31%             10.30%
------------------------------------------------------------------------------
Baxter International, Inc.                            2.19%              9.76%
------------------------------------------------------------------------------
Abbott Laboratories                                   2.17%              9.70%
------------------------------------------------------------------------------
Ross Stores, Inc.                                     2.17%              9.68%
------------------------------------------------------------------------------
Comcast Corporation, Class A                          2.14%              9.53%
------------------------------------------------------------------------------
Federal National Mortgage Association                 2.07%              9.23%
------------------------------------------------------------------------------
Tyco International Ltd.                               1.97%              8.78%
------------------------------------------------------------------------------

TOP 5 SECTOR WEIGHTINGS

                                                                   % OF
AS OF 6/30/01                                                   NET ASSETS
Financial Services                                                 8.3%
------------------------------------------------------------------------
Retail                                                             7.2%
------------------------------------------------------------------------
Capital Equipment                                                  7.1%
------------------------------------------------------------------------
Oil & Gas                                                          6.3%
------------------------------------------------------------------------
Banks                                                              6.3%
------------------------------------------------------------------------

and the prospects for their underlying businesses. With regard to sector emphasis, our largest weighting remained financial services, including banks. We intend to maintain a fairly sizable-- though not aggressive--position here. While the decline in short-term interest rates appears to be at or near an end, we believe that a number of financial companies could enjoy revenue and earnings improvements regardless.

Other prominent sector weightings in the Portfolio included the capital-equipment and food & beverages sectors, reflecting the number of companies in these areas we judged to have good and improving cash flows, combined with attractive valuations. We also had a relatively large weighting in the retail sector, where we purchased a food retailer whose stock had been punished by news of an accounting error. We deemed the problem fairly minor, and viewed the stock as oversold.

In the energy area, we continued to reduce our exposure to natural gas companies. We began to lower this position several months ago on our belief that natural gas prices would decline. Indeed, prices have fallen dramatically since April, with gas inventories swinging from deficit to surplus in a matter of weeks. Lower gas prices should moderate exploration activity over the next six months, which in turn would set the stage for better pricing in 2002. We are therefore looking for opportunities to selectively add to our position in this area.

We continued to have only limited exposure to the technology segment, reflecting our ongoing concerns over the group's supply/demand backdrop. Our holdings consisted of computer manufacturers that have good potential, in our view, to gain market share over time, e.g., by expanding their geographic reach. We will continue to look for buying opportunities in the technology area. One way or another, we expect that technology inventory levels might soon decline, perhaps sharply.

OUTLOOK

The economy continues to have little positive "visibility," and the overall data could remain underwhelming through the rest of the year. But at some point, a favorable combination of lower interest rates, tax cuts and reduced energy costs should aid a recovery. This should in turn improve the market's overall tone. In any event, we will continue our efforts to identify attractively priced companies with the potential to benefit from positive catalysts. We currently have a "watch list" of stocks representing a range of sectors, including a number of stocks that have been severely punished recently on negative company-specific factors. We will purchase such stocks if and when we become more comfortable with their underlying businesses' operating fundamentals.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH & INCOME PORTFOLIO AND THE S&P 500 INDEX*

                            [LINE CHART PLOT POINTS]

                      VIST GROWTH & INCOME      S&P 500 INDEX
MAY-31-1995                   10000                      10000
JUN-30                        10152                      10232
SEP-30                        11145                      11043
DEC-31-1995                   11310                      11708
MAR-31                        12747                      12337
JUN-30                        12907                      12890
SEP-30                        12162                      13288
DEC-31-1996                   12680                      14395
MAR-31                        12833                      14782
JUN-30                        14608                      17360
SEP-30                        16139                      18660
DEC-31-1997                   16256                      19196
MAR-31                        18120                      21872
JUN-30                        18323                      22593
SEP-30                        15669                      20350
DEC-31-1998                   18282                      24680
MAR-31                        18140                      25910
JUN-30                        21120                      27736
SEP-30                        19428                      26005
DEC-31-1999                   19434                      29872
MAR-31                        19080                      30556
JUN-30-2000                   18997                      29744
SEP-30                        20222                      29455
DEC-31-2000                   21141                      27152
MAR-31                        20911                      27836
JUN-30                        21826                      27769


* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 2001

                                                  Past 1   Past 5    Life of
                                                  Year     Years     Portfolio***
                                                  ----     -----     ------------
Growth & Income Portfolio                         14.89%    11.08%   13.69%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth & Income Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 31, 1995)

MULTIPLE STRATEGIES PORTFOLIO

For Six Months Ended June 30, 2001

OBJECTIVE

Seeks as high a level of total return over an extended period of time as is consistent with prudent investment risk by investing in equity securities, bonds and money market instruments in varying proportions, depending upon prevailing economic and financial market conditions.


MANAGEMENT'S DISCUSSION & ANALYSIS

For the six months ended June 30, 2001, the Multiple Strategies Portfolio produced a loss of (8.30%), compared with a blended total investment loss of (2.62%) for the composite benchmark, comprised of 60% of the S&P 500 and 40% of the Lehman Government Corporate Bond.

The Multiple Strategies Portfolio was allocated 89% to stocks at mid-year 2001, with 9% dedicated to bonds and only 2% to cash.

Value Line's proprietary asset allocation model has been bullishly tilted toward stocks for all of 2001, with a recommended equity allocation of more than 100%. The projected reward-to-risk ratio for stocks compared with bonds has been running at more than three to one. Obviously, we can't be more than 100% invested in stocks in a three-asset-class portfolio. But we did the next best thing, which is to solidly overweight stocks, and to maintain a conservative exposure to both bonds and cash.

Unfortunately, our asset allocation strategy has not, as yet, proven successful. Bonds were largely flat during the first half of 2001, with the yield on the 30-year Treasury rising modestly from about 5.45% at the beginning of the year to 5.70% at the end of June, resulting in small losses. But stocks performed very poorly, with the S&P 500 down by (6.71%) and the NASDAQ Composite plunging by (12.55%). So by intentionally overweighting the asset class that performed the worst, our consolidated portfolio investment returns were impaired.

Virtually all of the Multiple Strategies Portfolio's relative under performance compared with its blended benchmark occurred during February and March, as the financial markets entered the

VALUE LINE, INC.

[VALUE LINE, INC. LOGO]

MULTIPLE STRATEGIES

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/01

1 Year                                                          (19.67)%
------------------------------------------------------------------------
5 Year                                                            11.92%
------------------------------------------------------------------------
10 Year                                                           12.09%
------------------------------------------------------------------------

TOP 10 HOLDINGS

                                                      % OF              % OF
AS OF 6/30/01                                      NET ASSETS          TOP 10
FNMA, 5.750%, 06/15/2005                              5.49%            20.80%
-----------------------------------------------------------------------------
FNMA, 6.000%, 05/15/2008                              3.63%            13.76%
-----------------------------------------------------------------------------
Anadarko Petroleum Corporation                        2.48%             9.38%
-----------------------------------------------------------------------------
BEA Systems, Inc.                                     2.33%             8.82%
-----------------------------------------------------------------------------
Apache Corporation                                    2.33%             8.81%
-----------------------------------------------------------------------------
The Boeing Company                                    2.11%             7.98%
-----------------------------------------------------------------------------
El Paso Corporation                                   2.09%             7.90%
-----------------------------------------------------------------------------
Flextronics International Ltd.                        2.04%             7.71%
-----------------------------------------------------------------------------
Calpine Corporation                                   1.99%             7.55%
-----------------------------------------------------------------------------
Microsoft Corporation                                 1.92%             7.29%
-----------------------------------------------------------------------------

TOP 5 SECTOR WEIGHTINGS

                                                           % OF
AS OF 6/30/01                                           NET ASSETS
Computer Software                                          9.7%
---------------------------------------------------------------
Financial Services                                         9.6%
---------------------------------------------------------------
Federal Agencies                                           9.1%
---------------------------------------------------------------
Banks                                                      7.0%
---------------------------------------------------------------
Medical Supplies & Services                                5.4%
---------------------------------------------------------------

final blow-off stage from their year-long technology collapse. (The NASDAQ Composite declined by more than 68% from March 10, 2000 to April 4, 2001, the worst performance in its 30-year history.) The Multiple Strategies Portfolio actually outperformed its benchmark by nearly 2.0% during the second quarter of this year.

The Multiple Strategies Portfolio was hurt by the continued free fall in technology and telecommunications stocks during the first quarter of the year. As a result, we shifted to a more defensive, under weighted position at the end of the first quarter, and added to our holdings in financial stocks, retailers, health care, and energy.

The U.S. financial markets collapsed due to the significant deterioration in Gross Domestic Product, which plunged from an increase of 8.3% in fourth quarter of 1999 to a paltry gain of only 0.7% in 2Q01. This severe economic contraction was caused by the concurrent reduction of an immense Y2K inventory, the Federal Reserve's aggressive interest-rate increases from June 1999 until May 2000, and a massive Fed-induced liquidity drain from the banking system.

Federal Reserve Chairman Alan Greenspan has since learned the error of his ways, and he has engineered six interest rate reductions thus far this year -- including two rare inter-meeting cuts -- totaling 2.75% to date.

The U.S. dollar remains strong, and economic growth continues to decelerate. In conjunction with the significantly weaker economies of many of our global trading partners in Latin America, Euroland, and the Pacific Rim, we expect additional data-driven rate reductions over the course of the summer from the Federal Reserve, perhaps totaling another 0.75%. (The next FOMC meeting is scheduled for August 21st.)

In addition, the first stages of President Bush's tax cut -- retroactive to January 1st -- will be distributed in the form of 110 million individual checks totaling some $40 billion during the third quarter, and tax-witholding schedules are being adjusted downward.

We believe that this dynamic combination of monetary and fiscal policy initiatives will result in improved economic performance during the summer months, such that the second quarter of 2001 should prove to be the trough of the current cycle. The economy could very well flatten out during the third quarter and turn up in the fourth quarter. As a result, we continue to believe that first quarter of 2002 will prove to be the first strong year-to-year comparisons for corporate profits.

                                                          Philip J. Orlando, CFA
                                                        Chief Investment Officer


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MULTIPLE STRATEGIES PORTFOLIO, THE S&P 500 INDEX* AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX*

                            [LINE CHART PLOT POINTS]

                                             VIST MULTIPLE                     LEHMAN BROS.                    S&P 500
                                               STRATEGIES                     GOV'T/CORP BOND INDEX             INDEX
APR-1-1994                                      10000                              10000                       10000
JUN-30                                           9364                               9876                        9966
SEP-30                                           9913                               9925                       10380
DEC-31-1994                                      9974                               9962                       10303
MAR-31                                          10475                              10458                       11305
JUN-30                                          11845                              11136                       12383
SEP-30                                          13154                              11343                       13365
DEC-31-1995                                     13189                              11872                       14169
MAR-31                                          13884                              11594                       14930
JUN-30                                          14351                              11648                       15599
SEP-30                                          15053                              11854                       16081
DEC-31-1996                                     15609                              12217                       17420
MAR-31                                          15008                              11875                       17889
JUN-30                                          17212                              12525                       21009
SEP-30                                          19151                              13221                       22582
DEC-31-1997                                     19011                              13991                       23231
MAR-31                                          20379                              14191                       26469
JUN-30                                          21223                              14792                       27342
SEP-30                                          20032                              15525                       24627
DEC-31-1998                                     24552                              15545                       29868
MAR-31                                          26873                              15021                       31355
JUN-30                                          26682                              14621                       33566
SEP-30                                          26251                              14576                       31471
DEC-31-1999                                     31426                              14357                       36151
MAR-31                                          32287                              14742                       36979
JUN-30                                          31372                              14956                       35995
SEP-30                                          31427                              15367                       35646
DEC-31-2000                                     27484                              16136                       32859
MAR-31                                          23905                              16652                       28965
JUN-30                                          25202                              16702                       30659


* These Indices are unmanaged indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 2001

                                                Past 1      Past 5      Past 10
                                                 Year        Years       Years
                                                 ----        -----       -----
Multiple Strategies Portfolio                 (19.67)%    11.92%       12.09%


"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Multiple Strategies Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994, results were achieved by different portfolio managers.

HIGH INCOME BOND PORTFOLIO
For Six Months Ended June 30, 2001


PORTFOLIO MANAGER COMMENTARY

MARKET OVERVIEW

For the six-month period ended June 30, 2001, the high yield market modestly outperformed the high quality bond market. The high yield market, as measured by the Lehman Brothers High Yield Index, returned 3.93% for the six-month period, compared to the high quality bond market, measured by the Lehman Brothers Aggregate Bond Index, which returned 3.62% over the same period.

The high yield market began 2001 with a strong rally in January and February, driven largely by investor perception that the aggressive rate cutting action by the Federal Reserve would lead to a "soft landing" for the economy. Over the past three months, continuing weaker economic data, lower corporate earnings, and rising defaults have caused investors to take a somewhat more cautious approach to the market. Credit risk remained high, as the default trend continued to increase on a year-over-year basis for the high yield market as a whole. Investment managers continued to take a cautious approach to credit risk, as the new issue market continued to be limited primarily to higher quality companies with a track record of successful execution.

FUND PERFORMANCE

The fund returned 0.28% for the period, underperforming the Lehman Brothers High Yield Bond Index, which returned 3.93%. The fund's underweight in BB-rated securities was the main reason for its underperformance versus the index. BB-rated securities outperformed B-rated securities by 6.97% due primarily to the heightened credit concerns as the economy continued to weaken. The fund's overweight in deferred interest securities also had a negative impact on performance.

Merger activity and debt tenders positively impacted the performance of positions in R&B Falcon Corp. and Intermedia Communications, Inc. Other positions which realized significant price appreciation due to good operating performance included Premier Parks, Inc., Conmed Corp., United Rentals, Inc., Argilink Foods, and Allied Waste. The fund's positions in

FEDERATED INVESTMENT COUNSELING, INC.

                                [FEDERATED LOGO]

HIGH INCOME BOND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/01

      1 Year                                                             (8.22)%
      ------------------------------------------------------------------------
      5 Year                                                              3.04%
      ------------------------------------------------------------------------
      10 Year                                                             6.85%
      ------------------------------------------------------------------------

TOP 10 HOLDINGS

                                                        % OF         % OF
AS OF 6/30/01                                        NET ASSETS     TOP 10
--------------------------------------------------------------------------
CSC Holdings, Inc.                                     3.49%         14.79%
--------------------------------------------------------------------------
Allied Waste North
America, Inc.                                           3.39%        14.37%
--------------------------------------------------------------------------
Charter Communications LLC                              2.61%        11.05%
--------------------------------------------------------------------------
Pegasus Satellite Commerce, Inc.,
Series A, 12.75%                                        2.38%        10.08%
--------------------------------------------------------------------------
Conmed Corporation                                      2.15%         9.12%
--------------------------------------------------------------------------
HMH Properties, Inc.                                    2.12%         8.98%
--------------------------------------------------------------------------
Amscan Holdings, Inc.                                   1.93%         8.19%
--------------------------------------------------------------------------
Eagle Family Foods, Inc.                                1.90%         8.05%
--------------------------------------------------------------------------
Telecommunications
Techniques Company                                      1.83%         7.73%
--------------------------------------------------------------------------
Premier Parks, Inc.                                     1.80%         7.64%
--------------------------------------------------------------------------


TOP 5 SECTOR WEIGHTINGS

                                                                   % OF
AS OF 6/30/01                                                    NET ASSETS
---------------------------------------------------------------------------
Cable Television                                                   11.3%
---------------------------------------------------------------------------
Telecommunications & Cellular                                      9.8%
---------------------------------------------------------------------------
Consumer Products                                                  7.3%
---------------------------------------------------------------------------
Broadcast Radio & Television                                       7.1%
---------------------------------------------------------------------------
Health Care                                                        6.5%
---------------------------------------------------------------------------

Special risks such as currency fluctuations and political changes should be considered when investing internationally.

PORTFOLIO MANAGER
   COMMENTARY (CONTINUED)

the Telecommunications sector negatively impacted returns as holdings in Level 3 Communications, Inc., Global Crossing Holdings, Ltd., XO Communications and Mcleod USA, Inc. fell in the June Telecommunications sell-off. During the period, specific Telecommunications companies, which had previously been a drag on the fund's performance, defaulted. These companies included PSInet, Inc., Viatel, Inc. and Winstar, Inc. Other defaults outside the Telecommunications industry included The Holt Group, and Republic Technologies. Defaults in the fund, which were higher than in previous years, were still below overall market levels.

CURRENT STRATEGY

From a portfolio perspective, we have significantly reduced our exposure to the Telecommunications sector and will continue to evaluate further reductions based on market conditions. We are continuing our previously stated strategy of maintaining or adding to positions that have strong defensive characteristics. We also continue to look for companies trading at large discounts to par that are currently experiencing year over year declines in operating performance, but have the ability to weather weak operating performance related to a weak overall economy in 2001.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH INCOME BOND PORTFOLIO, FIRST BOSTON HIGH YIELD INDEX AND THE LEHMAN BROTHERS SINGLE "B" INDEX*


                            [COMPARISON LINE GRAPH]


                                                                                  LEHMAN BROTHERS        FIRST BOSTON
                                             VIST HIGH INCOME BOND               SINGLE "B" INDEX       HIGH YIELD INDEX
APR 1, 1994                                         10000                              10000                 10000
JUN 30                                            9905.71                              10010                  9856
SEP 30                                            9878.93                            10198.2               10013.7
DEC 31, 1994                                      9654.61                            10214.5               10009.7
MAR 31                                            10166.9                            10744.6               10481.1
JUN 30                                            10728.7                            11299.1               11089.1
SEP 30                                            11102.5                            11641.4               11422.8
DEC 31, 1995                                      11486.9                            11906.8               11751.8
MAR 31                                            11795.4                            12212.9               12005.7
JUN 30                                            11948.1                            12464.4               12195.3
SEP 30                                            12634.6                            13052.8               12652.7
DEC 31, 1996                                      13122.6                            13522.7               13210.6
MAR 31                                            13268.8                            13694.4               13404.8
JUN 30                                            13931.5                            14258.6               13983.9
SEP 30                                            14621.4                            14918.8               14641.2
DEC 31, 1997                                      14898.9                              15159               14878.4
MAR 31                                            15430.7                            15745.6               15326.2
JUN 30                                            15526.7                            15854.3               15519.3
SEP 30                                            14857.3                            14945.8               14564.9
DEC 31, 1998                                      15352.2                            15352.3                 14964
MAR 31                                            15872.2                            15653.3               15209.4
JUN 30                                            15849.8                            15673.6               15385.8
SEP 30                                            15401.3                            15646.6               15139.6
DEC 31, 1999                                      15632.9                            16022.2               15454.5
MAR 31                                            14996.7                              15503               15255.2
JUN 30                                            15124.6                              15734               15323.8
SEP 30                                            14911.2                            15641.2                 15428
DEC 31, 2000                                      13842.6                              14551               14647.4
MAR 31                                            14253.8                            15458.1               15369.5
JUN 30                                            13880.3                            14739.8               15272.6

* These Indices are unmanaged indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED JUNE 30, 2001

                               Past 1               Past 5             Past 10
                                Year                Years              Years
                               ----                 -----              -----
High Income Bond Portfolio     (8.22)%              3.04%              6.85%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the High Income Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994, results were achieved by different portfolio managers.

U.S. GOVERNMENT BOND PORTFOLIO
For Six Months Ended June 30, 2001

PORTFOLIO MANAGER COMMENTARY

For the quarter ending June 30, 2001, the Variable Investors Series Trust -- Government Bond Fund returned 0.16 percent versus a return of -0.24 percent for the Lehman Brothers Government Bond Index, the benchmark index.

The Treasury yield curve continued to grow steeper during the second quarter as the Federal Reserve continued to aggressively lower the Federal Funds rate. During the quarter, the Federal Funds rate was lowered an additional 1.25 percent to 3.75 percent. This brought the yield on one-year Treasuries down 0.5 percent while the yield on ten-year Treasuries rose 0.5 percent. Credit spreads for the quarter were mixed, having a rather benign impact on price performance.

During the quarter, the Fund slightly outperformed versus the Lehman Government Bond Index, the benchmark index. The Fund's performance was enhanced through positions in the mortgage-backed securities and agency debenture sectors of the market. Furthermore, performance was positively influenced through incremental duration adjustments throughout the period.

It appears that the majority of the Federal Reserve's lowering of interest rates is now behind us. While it may take a while for the monetary stimulus to work its way through the economy, the Federal Funds rate will most likely not go much further than another 0.25 percent to 0.5 percent lower. With the steepening of the yield curve, the technicals for the mortgage-backed securities market remain favorable and we continue to maintain our exposure to this market sector. When the Federal Reserve signals that they have completed the easing process we would expect the yield curve to flatten and plan take capitalize on this opportunity.


STRONG CAPITAL MANAGEMENT

[STRONG LOGO]

U.S. GOVERNMENT BOND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/01

1 Year                                                                     9.63%
--------------------------------------------------------------------------------
5 Year                                                                     6.68%
--------------------------------------------------------------------------------
10 Year                                                                    7.35%
--------------------------------------------------------------------------------


TOP 10 HOLDINGS

                                           % OF                          % OF
AS OF 6/30/01                             NET ASSETS                    TOP 10
------------------------------------------------------------------------------
Fed. Agric. Mort. Corp.
7.014%, 1/25/2003                         7.03%                         13.43%
------------------------------------------------------------------------------
USTN, 5.000%, 2/15/2011                   6.30%                         12.05%
------------------------------------------------------------------------------
FNMA, 7.125%, 6/15/2010                   6.11%                         11.68%
------------------------------------------------------------------------------
USTN, 5.750%, 11/15/2005                  5.99%                         11.46%
------------------------------------------------------------------------------
FHLMC, 7.500%, TBA                        5.30%                         10.13%
------------------------------------------------------------------------------
USTB, 7.250%, 5/15/2016                   5.09%                         9.72%
------------------------------------------------------------------------------
Fed. Agric. Mort. Corp.
6.710%, 7/25/2008                         4.29%                         8.21%
------------------------------------------------------------------------------
USTB, 8.000%, 11/15/2021                  4.21%                         8.04%
------------------------------------------------------------------------------
GS Escrow Corporation
7.000%, 8/1/2003                          4.05%                         7.75%
------------------------------------------------------------------------------
USTB, 6.000%, 2/15/2026                   3.94%                         7.53%
------------------------------------------------------------------------------


TOP 5 SECTOR WEIGHTINGS

                                                                % OF
AS OF 6/30/01                                                 NET ASSETS
------------------------------------------------------------------------
Mortgage Backed Securities                                     50.2%
------------------------------------------------------------------------
U.S. Government Securities                                     33.7%
------------------------------------------------------------------------
Collaterilized Mortgage Obligations                            11.3%
------------------------------------------------------------------------
Federal Agencies                                               8.7%
------------------------------------------------------------------------
Banks                                                          6.1%
------------------------------------------------------------------------


Investment in the U.S. Government Bond Portfolio is not guaranteed by the U.S. Government.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. GOVERNMENT BOND PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT BOND INDEX*

                            [COMPARISON LINE GRAPH]


                                            VIST U.S. GOV'T BOND              LEHMAN BROS. GOV'T. BOND INDEX
                                            --------------------              ------------------------------
APR|1,|1994                                         10000                              10000
JUN|30                                            9928.56                               9885
SEP|30                                            9959.74                            9926.52
DEC|31,|1994                                      9958.85                            9962.25
MAR|31                                            10474.1                            10431.5
JUN|30                                              11162                            11078.2
SEP|30                                            11402.6                            11273.2
DEC|31,|1995                                      11968.4                            11788.4
MAR|31                                            11662.6                              11522
JUN|30                                            11666.2                            11576.1
SEP|30                                            11839.1                            11771.8
DEC|31,|1996                                      12217.4                            12115.5
MAR|31                                              12143                              11729
JUN|30                                            12577.8                            12384.7
SEP|30                                            13009.8                            12799.5
DEC|31,|1997                                      13362.2                            13224.5
MAR|31                                            13542.2                            13424.2
JUN|30                                            13841.7                            13778.6
SEP|30                                            14379.4                            14540.5
DEC|31,|1998                                      14443.3                            14527.5
MAR|31                                            14336.4                            14319.7
JUN|30                                            14203.7                              14198
SEP|30                                            14260.4                              14171
DEC|31,|1999                                      14169.4                            13877.7
MAR|31                                            14563.3                            14342.6
JUN|30                                              14744                            14566.3
SEP|30                                            15110.8                            14966.9
DEC|31,|2000                                      15728.4                            15715.2
MAR|31                                            16139.2                              16490
JUN|30                                            16164.5                            16386.1


* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED JUNE 30, 2001

                                  Past 1             Past 5             Past 10
                                  Year               Years               Years
                                  ----               -----               -----
U.S. Government Bond Portfolio    9.63%              6.68%               7.35%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the U.S. Government Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994, results were achieved by different portfolio managers.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)

           NAME OF ISSUER
         AND TITLE OF ISSUE                                         SHARES               VALUE
         ------------------                                         ------               -----
COMMON STOCKS
  Circuits -- (1.7%)
     Exar Corporation (a) .......................................    5,000          $     98,800
     Pericom Semiconductor Corporation (a) ......................    6,100                95,892
                                                                                    ------------
                                                                                         194,692
  COMMERCIAL SERVICES -- (1.4%)
     Mobile Mini, Inc. (a) ......................................    4,900               161,602
                                                                                    ------------

  COMMUNICATION EQUIPMENT -- (2.7%)
     Newport Corporation ........................................    4,400               116,600
     Polycom, Inc. (a) ..........................................    8,300               191,647
                                                                                    ------------
                                                                                         308,247
  COMPUTER RELATED -- (2.1%)
     Extreme Networks, Inc. (a) .................................    5,800               171,100
     PC Connection, Inc. (a) ....................................    4,300                68,800
                                                                                    ------------
                                                                                         239,900
  COMPUTER SERVICES -- (2.7%)
     Advanced Digital Information Corporation (a) ...............    3,400                58,820
     Manhattan Associates, Inc. (a) .............................    4,400               174,900
     Simplex Solutions, Inc. (a) ................................    3,200                75,840
                                                                                    ------------
                                                                                         309,560
  COMPUTER SOFTWARE -- (1.9%)
     Advent Software, Inc. (a) ..................................    3,400               215,900
                                                                                    ------------

  CONSULTING SERVICES -- (4.9%)
     Corporate Executive Board Company (a) ......................    7,300               306,600
     Professional Detailing, Inc. (a) ...........................    2,700               248,400
                                                                                    ------------
                                                                                         555,000
  DATA STORAGE -- (0.6%)
     SanDisk Corporation (a) ....................................    2,600                72,514
                                                                                    ------------

  DISTRIBUTION/WHOLESALE -- (1.1%)
     Bell Microproducts, Inc. (a) ...............................   10,000               119,600
                                                                                    ------------

  DRUGS/PHARMACEUTICALS -- (13.4%)
     Accredo Health, Inc. (a) ...................................    2,350                87,396
     Albany Molecular Research, Inc. (a) ........................    5,700               216,657
     American Healthways, Inc. (a) ..............................      600                23,112
     CIMA Labs, Inc. (a) ........................................    4,300               337,550
     Inhale Therapeutic Systems, Inc. (a) .......................    4,200                96,600
     Invitrogen Corporation (a) .................................    3,300               236,940
     Myriad Genetics, Inc. (a) ..................................    3,600               227,952
     Noven Pharmaceuticals, Inc. (a) ............................    7,700               301,840
                                                                                    ------------
                                                                                       1,528,047
  ELECTRONIC COMPONENTS -- (12.6%)
     Alpha Industries, Inc. (a) .................................    5,800               171,390
     Anaren Microwave, Inc. (a) .................................    7,100               142,000
     Cymer, Inc. (a) ............................................    4,300               108,747



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-

           NAME OF ISSUER
         AND TITLE OF ISSUE                                         SHARES               VALUE
         ------------------                                         ------               -----
COMMON STOCKS -- (Continued)
  Electronic Components -- (Continued)
     Elantec Semiconductor, Inc. (a) ............................    6,300          $    212,877
     Keithley Instruments, Inc. .................................    4,000                85,200
     Microsemi Corporation (a) ..................................    2,000               142,000
     Microtune, Inc. (a) ........................................    3,600                79,200
     Pixelworks, Inc. (a) .......................................    5,300               189,422
     Power-One, Inc. (a) ........................................    6,000                99,840
     RF Micro Devices, Inc. (a) .................................    7,400               199,578
                                                                                    ------------
                                                                                       1,430,254
  Electronics -- (1.4%)
     FEI Company (a) ............................................    3,900               159,900
                                                                                    ------------

  Industrial Products & Equipment -- (0.9%)
     Cognex Corporation (a) .....................................    3,100               104,935
                                                                                    ------------

  Machinery & Equipment -- (1.4%)
     United Rentals, Inc. (a) ...................................    6,000               155,700
                                                                                    ------------

  Medical Products & Supplies -- (5.4%)
     Biosite Diagnostics, Inc. (a) ..............................    4,400               197,120
     Molecular Devices Corporation (a) ..........................    3,800                76,190
     SurModics, Inc. (a) ........................................    2,700               158,760
     Techne Corporation (a) .....................................    2,600                84,500
     Zoll Medical Corporation (a) ...............................    3,400                93,330
                                                                                    ------------
                                                                                         609,900
  Medical Services -- (2.9%)
     ArQule, Inc. (a) ...........................................    4,800               103,968
     IMPATH, Inc. (a) ...........................................    5,200               230,360
                                                                                    ------------
                                                                                         334,328
  Networking Software -- (1.4%)
     Micromuse, Inc. (a) ........................................    5,800               162,342
                                                                                    ------------

  Precision Instruments -- (0.6%)
     Zygo Corporation (a) .......................................    3,300                73,425
                                                                                    ------------

  Publishing -- (1.4%)
     Forrester Research, Inc. (a) ...............................    6,900               155,871
                                                                                    ------------

  Restaurants -- (6.5%)
     California Pizza Kitchen, Inc. (a) .........................    4,100                95,325
     Krispy Kreme Doughnuts, Inc. (a) ...........................    8,000               320,000
     P.F. Chang's China Bistro, Inc. (a) ........................    4,300               162,970
     Panera Bread Company, Class A (a) ..........................    5,000               157,850
                                                                                    ------------
                                                                                         736,145
  Retail-Apparel -- (1.4%)
     AnnTaylor Stores Corporation (a) ...........................    4,400               157,520
                                                                                    ------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-

           NAME OF ISSUER
         AND TITLE OF ISSUE                                         SHARES               VALUE
         ------------------                                         ------               -----
COMMON STOCKS -- (Continued)
  RETAIL-CATALOG -- (1.2%)
     Insight Enterprises, Inc. (a) ..............................    5,400          $    132,300
                                                                                    ------------

  RETAIL-GROCERY -- (1.9%)
     Whole Foods Market, Inc. (a) ...............................    7,900               214,090
                                                                                    ------------

  RETAIL-SPECIALTY -- (2.0%)
     1-800 Contacts, Inc. (a) ...................................    3,500                86,765
     Tweeter Home Entertainment Group, Inc. (a) .................    4,100               144,730
                                                                                    ------------
                                                                                         231,495
  SEMICONDUCTORS -- (1.1%)
     LTX Corporation (a) ........................................    5,100               130,356
                                                                                    ------------

  SEMICONDUCTOR EQUIPMENT -- (1.0%)
     Therma-Wave, Inc. (a) ......................................    5,800               110,606
                                                                                    ------------

  SEMICONDUCTOR MANUFACTURING -- (1.1%)
     DuPont Photomasks, Inc. (a) ................................    2,500               120,625
                                                                                    ------------

  SOFTWARE -- (9.8%)
     Actuate Software Corporation (a) ...........................   13,100               125,105
     Aspen Technology, Inc. (a) .................................    5,400               130,680
     Caminus Corporation (a) ....................................    4,300               115,971
     eFunds Corporation (a) .....................................    7,300               135,780
     Embarcadero Technologies, Inc. (a) .........................    4,600               102,626
     Informatica Corporation (a) ................................    6,100               105,896
     JDA Software Group, Inc. (a) ...............................    7,900               131,219
     MapInfo Corporation (a) ....................................    5,700               125,400
     Precise Software Solutions Ltd. (a) ........................    4,500               138,150
                                                                                    ------------
                                                                                       1,110,827
  SOFTWARE-CLIENT/SERVER -- (2.6%)
     Documentum, Inc. (a) .......................................    8,100               104,652
     Manugistics Group, Inc. (a) ................................    7,600               190,760
                                                                                    ------------
                                                                                         295,412
  SOFTWARE-INTERNET -- (2.0%)
     IntraNet Solutions, Inc. (a) ...............................    3,200               121,760
     MatrixOne, Inc. (a) ........................................    4,400               102,036
                                                                                    ------------
                                                                                         223,796
  SOFTWARE-TESTING -- (1.6%)
     Mercury Interactive Corporation (a) ........................    3,100               185,690
                                                                                    ------------

  SYSTEMS INTEGRATOR -- (2.7%)
     Cytyc Corporation (a) ......................................   12,400               285,820
     Sapient Corporation (a) ....................................    2,200                21,450
                                                                                    ------------
                                                                                         307,270


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-

           NAME OF ISSUER
         AND TITLE OF ISSUE                                         SHARES                               VALUE
         ------------------                                         ------                               -----
COMMON STOCKS -- (Continued)
  Telecommunication Equipment -- (6.2%)
     C&D Technologies, Inc. .....................................    4,100                          $    127,100
     Digital Lightwave, Inc. (a) ................................    6,412                               236,988
     Powerwave Technologies, Inc. (a) ...........................    7,500                               108,750
     Stanford Microdevices, Inc. (a) ............................    5,900                                99,710
     Tollgrade Communications, Inc. (a) .........................    4,700                               133,950
                                                                                                    ------------
                                                                                                         706,498
  Telecommunications -- (1.8%)
     Metro One Telecommunications, Inc. (a) .....................    3,200                               207,584
                                                                                                    ------------

TOTAL INVESTMENTS -- (Cost $12,440,922)                                           103.4%               11,761,931
LIABILITIES LESS OTHER ASSETS --                                                   (3.4)%                (388,344)
                                                                                  -----              ------------
NET ASSETS --                                                                     100.0%             $ 11,373,587
                                                                                  =====              ============


(a)     Non-income producing security.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)


           NAME OF ISSUER
         AND TITLE OF ISSUE                                         SHARES               VALUE
         ------------------                                         ------               -----
COMMON STOCKS
  AUSTRIA -- (0.2%)
     Austria Tabakwerke AG ......................................      280          $     19,576
                                                                                    ------------
  BELGIUM -- (0.8%)
     Groupe Bruxelles Lambert S.A. ..............................    1,475                82,749
                                                                                    ------------

  BRAZIL -- (0.4%)
     Souza Cruz S.A. ............................................    7,900                39,440
                                                                                    ------------

  CANADA -- (5.3%)
     Alberta Energy Company Ltd. ................................      119                 4,901
     Anderson Exploration Ltd. (a) ..............................      483                 9,755
     Brascan Corporation, Class A ...............................    4,900                84,013
     Brookfield Properties Corporation ..........................    2,511                47,983
     Canadian Natural Resources Ltd. ............................      164                 4,847
     Clarica Life Insurance Company .............................      700                20,641
     Genesis Microchip, Inc (a) .................................    4,200               151,830
     Industrial Alliance Life Insurance Company .................    2,360                59,637
     Manulife Financial Corporation .............................      772                21,543
     Nexen, Inc. ................................................    1,040                26,110
     Petro-Canada ...............................................    1,988                47,185
     Quebecor, Inc., Class B ....................................      700                11,739
     Sobeys, Inc. ...............................................    2,000                32,617
                                                                                    ------------
                                                                                         522,801
  CAYMAN ISLANDS -- (1.1%)
     Triton Energy Ltd. (a) .....................................    3,200               104,800
                                                                                    ------------

  DENMARK -- (2.1%)
     ISS A/S (a) ................................................    3,600               211,018
                                                                                    ------------

  EGYPT -- (0.4%)
     Al Ahram Beverages Company S.A.E., GDR (a) .................    3,600                41,040
                                                                                    ------------

  FINLAND -- (0.4%)
     UPM-Kymmene Oyj ............................................    1,262                35,710
                                                                                    ------------

  FRANCE -- (6.7%)
     Axa ........................................................      496                14,144
     Banque Nationale de Paris ..................................      344                29,969
     Castorama Dubois Investissement S.A. (a) ...................      345                74,233
     Compagnie Generale des Etablissements Michelin, Class B ....      400                12,668
     Danone .....................................................      236                32,420
     European Aeronautic Defence and Space Company ..............    1,658                30,560
     France Telecom S.A. ........................................      200                 9,542
     Lafarge ....................................................      698                59,743
     Pechiney S.A., Series A ....................................      600                30,508
     Pernod-Ricard S.A. .........................................      600                42,101
     PSA Peugeot Citroen (a) ....................................      284                77,185

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-

           NAME OF ISSUER
         AND TITLE OF ISSUE                                         SHARES               VALUE
         ------------------                                         ------               -----
COMMON STOCKS -- (Continued)
  FRANCE -- (Continued)
     Remy Cointreau S.A. ........................................      270          $      7,780
     Rhone Poulenc S.A. .........................................      806                64,411
     Suez S.A. ..................................................    3,500               112,711
     Totalfina S.A., Class B ....................................      388                54,385
     Transiciel S.A. ............................................      328                12,289
                                                                                    ------------
                                                                                         664,649
  GERMANY -- (5.7%)
     Bayer AG ...................................................      733                28,792
     Deutsche Bank AG ...........................................      231                16,569
     Fresenius Medical Care AG, ADR .............................      336                23,605
     IVG Holding AG .............................................      600                 7,246
     KarstadtQuelle AG ..........................................    1,500                44,453
     Merck KGaA .................................................      840                29,207
     Muenchener Rueckversicherungs-Gesellschaft AG ..............      220                61,376
     SAP AG .....................................................      270                37,504
     Schering AG ................................................    5,523               290,189
     WCM Beteiligungs-und Grundbesitz AG ........................    2,489                26,683
                                                                                    ------------
                                                                                         565,624
  HONG KONG -- (1.4%)
     Cheung Kong (Holdings) Ltd. ................................    4,000                43,591
     China Mobile (Hong Kong) Ltd. (a) ..........................    4,000                21,077
     Wing Hang Bank Ltd. ........................................   19,500                74,377
                                                                                    ------------
                                                                                         139,045
  IRELAND -- (0.3%)
     Anglo Irish Bank Corporation Plc ...........................    2,410                 9,170
     DCC Plc ....................................................    2,080                19,390
                                                                                    ------------
                                                                                          28,560
  ISRAEL -- (0.3%)
     Teva Pharmaceutical Industries Ltd., ADR ...................      400                24,920
                                                                                    ------------

  ITALY -- (1.4%)
     ENI SPA ....................................................    4,672                57,014
     Fiat S.p.A. ................................................    1,629                31,889
     Riunione Adriatica di Sicurta SPA ..........................    3,711                45,664
                                                                                    ------------
                                                                                         134,567
  JAPAN -- (9.4%)
     Aiful Corporation ..........................................      300                27,063
     Canon, Inc. ................................................    1,000                40,414
     Chugai Pharmaceutical Company Ltd. .........................    3,000                45,634
     Dai-Tokyo Fire & Marine Insurance Company Ltd. .............    3,000                 9,983
     Fanuc Ltd. .................................................      300                14,939
     Fuji Photo Film Company Ltd. ...............................    1,000                43,140
     Kao Corporation ............................................    1,000                24,858
     Kubota Corporation .........................................   10,000                39,772
     Kyocera Corporation ........................................      100                 8,820


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-

           NAME OF ISSUER
         AND TITLE OF ISSUE                                         SHARES               VALUE
         ------------------                                         ------               -----
COMMON STOCKS -- (Continued)
  JAPAN -- (Continued)
     Mitsubishi Corporation .....................................    3,000          $     24,176
     Mitsui Marine & Fire Insurance Company Ltd. ................   15,000                76,738
     Nintendo Company Ltd. ......................................      100                18,202
     Nippon Fire & Marine Insurance Company Ltd. ................    9,000                33,774
     Nippon Telegraph & Telephone Corporation ...................        6                31,273
     NTT DoCoMo, Inc. ...........................................        2                34,801
     Orix Corporation ...........................................      200                19,453
     Secom Company Ltd. .........................................    1,000                55,809
     Shiseido Company Ltd. ......................................    1,000                 9,382
     SMC Corporation ............................................      100                10,705
     Sumitomo Marine & Fire Insurance Company Ltd. ..............   18,000               100,601
     Takefuji Corporation .......................................      300                27,255
     The Nomura Securities Company Ltd. .........................    1,000                19,164
     Toppan Printing Company Ltd. ...............................    1,000                10,288
     Toyota Motor Corporation ...................................    2,100                73,924
     Toys "R" Us-Japan Ltd. .....................................    1,000               100,233
     Yamanouchi Pharmaceutical Company Ltd. .....................    1,000                28,065
                                                                                    ------------
                                                                                         928,466
  KOREA -- (1.2%)
     Hite Brewery Company Ltd. ..................................      930                31,393
     Kookmin Bank ...............................................    1,900                25,494
     Korea Electric Power (KEPCO) Corporation, ADR ..............    3,500                33,250
     Samsung Electronics ........................................      200                29,527
                                                                                    ------------
                                                                                         119,664
  MEXICO -- (0.2%)
     Grupo Bimbo S.A. de C.V., Series A .........................   10,000                17,670
                                                                                    ------------

  NETHERLANDS -- (2.3%)
     Akzo Nobel N.V. ............................................    3,949               167,329
     N.V. Holdingmaatschappij De Telegraaf ......................    1,500                26,695
     PinkRoccade N.V. ...........................................      198                 7,215
     Royal Dutch Petroleum Company ADR ..........................      500                29,135
                                                                                    ------------
                                                                                         230,374
  SOUTH AFRICA -- (1.1%)
     New Clicks Holdings Ltd. ...................................    4,030                 4,755
     Sappi Ltd. .................................................   11,947               105,204
                                                                                    ------------
                                                                                         109,959
  SPAIN -- (1.3%)
     Banco Bilbao Vizcaya Argentaria, S.A. ......................    8,000               103,592
     NH Hoteles, S.A. ...........................................      663                 7,849
     Repsol-YPF S.A. ............................................    1,200                19,831
                                                                                    ------------
                                                                                         131,272
  SWEDEN -- (1.9%)
     Autoliv, Inc., SDR  ........................................    2,944                50,632
     Electrolux AB ..............................................    3,500                48,446

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-

           NAME OF ISSUER
         AND TITLE OF ISSUE                                         SHARES               VALUE
         ------------------                                         ------               -----
COMMON STOCKS -- (Continued)
  SWEDEN -- (Continued)
     Swedish Match AB ...........................................   19,194          $     90,030
                                                                                    ------------
                                                                                         189,108

  SWITZERLAND -- (5.5%)
     Edipresse S.A. .............................................      300                96,688
     Holcim Ltd., Class B (a) ...................................      250                50,932
     Lindt & Spruengli AG .......................................      101                50,992
     Nestle S.A. (a) ............................................      920               195,625
     Novartis AG ................................................    1,200                43,451
     Pargesa Holdings AG, Class B ...............................       23                52,491
     Roche Holding AG ...........................................      700                50,459
                                                                                    ------------
                                                                                         540,638
  UNITED KINGDOM -- (10.0%)
     Aberdeen Asset Management Plc ..............................    1,614                11,592
     Aegis Group Plc ............................................    3,700                 5,471
     Anglo American Plc .........................................    1,357                20,353
     Ashtead Group Plc ..........................................   14,500                21,543
     AstraZeneca Group Plc ......................................      200                 9,331
     Barclays Plc ...............................................    2,984                91,612
     BP Plc ADR .................................................    1,000                49,850
     BP Plc .....................................................    4,224                34,770
     British America Tobacco Plc ................................   10,600                80,611
     British Land Company Plc ...................................   12,994                88,752
     Cambridge Antibody Technology Group Plc (a) ................      154                 4,494
     Celltech Group Plc (a) .....................................      538                 9,077
     Close Brothers Group Plc ...................................      500                 5,932
     Collins Stewart Holdings Plc ...............................    2,416                11,279
     Diageo Plc .................................................    3,700                40,644
     Eidos Plc (a) ..............................................    2,124                 7,388
     Electronics Boutique Plc ...................................    7,072                10,632
     GlaxoSmithKline Plc ........................................    2,258                63,599
     HSBC Holdings Plc ..........................................    8,625               102,335
     Kidde Plc ..................................................   14,184                16,280
     Misys Plc ..................................................    4,600                32,197
     Next Plc ...................................................    1,700                22,265
     Pilkington Plc .............................................    6,500                 9,200
     Royal & Sun Alliance Insurance Group Plc ...................   11,954                90,066
     Royal Bank of Scotland Group Plc ...........................    1,900                41,929
     Shell Transport & Trading Company ..........................    2,185                18,186
     Shire Pharmaceuticals Group Plc, ADR (a) ...................      300                16,650
     Signet Group Plc ...........................................   20,122                25,079
     The Sage Group Plc .........................................    6,600                23,609
     Vodafone Group Plc .........................................    8,000                17,745
                                                                                    ------------
                                                                                         982,471
  UNITED STATES -- (39.6%)
     Administaff, Inc. (a) ......................................    3,500                91,000


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-


           NAME OF ISSUER
         AND TITLE OF ISSUE                                         SHARES               VALUE
         ------------------                                         ------               -----
COMMON STOCKS -- (Continued)
  UNITED STATES -- (Continued)
     Advanced Digital Information Corporation (a) ...............    2,300          $     39,790
     Alpha Industries, Inc. (a) .................................    2,000                59,100
     Anchor Gaming (a) ..........................................    1,500                96,930
     Biosite Diagnostics, Inc. (a) ..............................    1,500                67,200
     Cell Therapeutics, Inc. (a) ................................    2,300                63,572
     Charles River Laboratories International, Inc. (a) .........    2,225                77,319
     Columbia Sportswear Company (a) ............................    1,800                91,782
     Cyberonics, Inc. (a) .......................................    4,300                72,670
     DaVita, Inc. (a) ...........................................    2,700                54,891
     Duane Reade, Inc. (a) ......................................    2,200                71,500
     Eaton Vance Corporation ....................................    1,700                59,160
     Elantec Semiconductor, Inc. (a) ............................    1,300                43,927
     Entercom Communications Corporation (a) ....................    1,500                80,415
     FEI Company (a) ............................................    1,200                49,200
     FLIR Systems, Inc. (a) .....................................    4,200               105,126
     General Cable Corporation ..................................    4,800                89,040
     Genesco, Inc. (a) ..........................................    2,000                67,200
     Grant Prideco, Inc. (a) ....................................    4,100                71,709
     Helix Technology Corporation ...............................    1,800                54,864
     Hot Topic, Inc. (a) ........................................    4,000               124,400
     iBasis, Inc. (a) ...........................................    7,500                37,500
     ILEX Oncology, Inc. (a) ....................................    3,800               113,620
     Insight Communications Company, Inc. (a) ...................    3,500                87,500
     KCS Energy, Inc. (a) .......................................    3,600                23,760
     LTX Corporation (a) ........................................    2,500                63,900
     Maverick Tube Corporation (a) ..............................    3,500                59,325
     MRO Software, Inc. (a) .....................................    5,900                93,220
     Netegrity, Inc. (a) ........................................    1,700                51,000
     Newpark Resources, Inc. (a) ................................    7,900                87,690
     Novoste Corporation (a) ....................................    2,000                51,000
     Nuance Communications, Inc. (a) ............................    3,600                64,872
     OM Group, Inc. .............................................      800                45,000
     OMI Corporation (a) ........................................    8,200                46,002
     Perrigo Company (a) ........................................    4,800                80,112
     Pharmacia Corporation, ADR .................................    1,071                49,940
     PLATO Learning, Inc. (a) ...................................    1,100                34,045
     Pogo Producing Co. .........................................    2,200                52,800
     PolyMedica Corporation (a) .................................    1,600                64,800
     Quiksilver, Inc. (a) .......................................    2,600                65,000
     RTI International Metals, Inc. (a) .........................    3,300                50,325
     Safeguard Scientifics, Inc. (a) ............................   14,500                74,530
     SangStat Medical Corporation (a) ...........................    6,200               101,556
     Scios, Inc. (a) ............................................    3,200                80,032
     Shuffle Master, Inc. (a) ...................................    3,700                77,700
     Skechers U.S.A., Inc., Class A (a) .........................    2,500                73,075
     Sonic Automative, Inc. (a) .................................    2,900                55,390


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-

           NAME OF ISSUER
         AND TITLE OF ISSUE                                         SHARES                                    VALUE
         ------------------                                         ------                                    -----
COMMON STOCKS -- (Continued)
  UNITED STATES -- (Continued)
     Steel Dynamics, Inc. (a) ...................................    6,100                                    $     76,250
     Stone Energy Corporation (a) ...............................    1,303                                          57,723
     Superior Industries International, Inc. ....................    1,800                                          68,940
     THQ, Inc. (a) ..............................................    2,000                                         119,260
     Titanium Metals Corporation (a) ............................    6,700                                          67,000
     TriPath Imaging, Inc. (a) ..................................   11,400                                         112,974
     Universal Health Services, Inc., Class B (a) ...............    1,600                                          72,800
     University of Phoenix Online (a) ...........................      400                                          17,000
     Vesta Insurance Group, Inc. ................................    3,200                                          35,040
     WMS Industries, Inc. (a) ...................................    2,300                                          73,991
                                                                                                              ------------
                                                                                                                 3,915,467

        TOTAL COMMON STOCKS -- (Cost $9,161,088)                                     99.0%                       9,779,588
                                                                                                              ------------

PREFERRED STOCKS
  BRAZIL -- (3.0%)
     Embraer - Empresa Brasileira de Aeronautica S.A. ...........   22,000                                         216,231
     Embraer - Empresa Brasileira de Aeronautica S.A., ADR ......    2,000                                          78,100
                                                                                                              ------------
                                                                                                                   294,331
  GERMANY -- (0.6%)
     Fresenius AG ...............................................       68                                           6,451
     Fresenius Medical Care AG ..................................    1,096                                          56,657
                                                                                                              ------------
                                                                                                                    63,108

        TOTAL PREFERRED STOCKS -- (Cost $157,923)                                     3.6%                         357,439
                                                                                                              ------------

RIGHTS
  UNITED KINGDOM -- (0.0%)
     Eidos Plc (a) ..............................................      708                                             888
                                                                                                              ------------

        TOTAL RIGHTS -- (Cost $0)                                                     0.0%                             888
                                                                                                              ------------

TOTAL INVESTMENTS -- (Cost $9,319,011)                                              102.6%                      10,137,915
LIABILITIES LESS OTHER ASSETS --                                                     (2.6)%                       (257,606)
                                                                                    -----                     ------------
NET ASSETS --                                                                       100.0%                    $  9,880,309
                                                                                    =====                     ============



(a)  Non-income producing security.
ADR  American Depository Receipt
GDR  Global Depository Receipt
SDR  Swedish Depository Receipt


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                            June 30, 2001 (Unaudited)

                                                     PERCENT OF
  INDUSTRY                                           NET ASSETS                 VALUE
  --------                                           ----------                 -----
  Advertising...........................                 0.1%               $     5,471
  Aerospace & Defense...................                 3.3                    324,891
  Apparel & Textiles....................                 1.6                    156,782
  Automobiles...........................                 2.4                    233,630
  Automotive Parts......................                 0.8                     81,608
  Banks.................................                 5.0                    495,047
  Biotechnology.........................                 2.6                    257,224
  Broadcasting/Publishing...............                 0.9                     92,154
  Building Materials & Construction.....                 1.1                    110,676
  Business Services.....................                 3.5                    342,473
  Cable Television......................                 0.9                     87,500
  Chemicals.............................                 2.4                    241,121
  Computer Services.....................                 2.0                    200,066
  Computer Software.....................                 2.5                    243,408
  Consumer Electronics..................                 0.4                     40,414
  Consumer Products.....................                 0.5                     48,446
  Cosmetics & Toiletries................                 0.3                     34,239
  Diversified...........................                 3.9                    380,864
  Drugs.................................                 4.6                    450,650
  Drugs & Health Care...................                 3.7                    360,863
  Drugs/Pharmaceuticals.................                 1.3                    132,195
  Educational Services..................                 0.2                     17,000
  Electronic Components.................                 3.4                    335,541
  Electronics...........................                 2.4                    234,171
  Energy Sources........................                 0.6                     57,723
  Financial Services....................                 2.5                    242,275
  Food & Beverages......................                 5.0                    492,281
  Health & Personal Care................                 0.7                     72,800
  Hotels, Leisure & Tourism.............                 2.6                    256,470
  Information Systems...................                 0.6                     55,809
  Insurance.............................                 5.1                    507,833
  Internet..............................                 0.4                     37,500
  Machinery & Equipment.................                 0.3                     32,248
  Manufacturing.........................                 0.8                     79,480
  Medical Products & Supplies...........                 3.7                    369,312
  Medical Supplies & Services...........                 1.9                    185,644
  Metals................................                 1.4                    137,678
  Oil & Gas.............................                 7.0                    696,726
  Paper and Forest Products.............                 1.4                    140,914
  Photo Equipment & Supplies............                 0.4                     43,140
  Printing..............................                 0.1                     10,288
  Publishing............................                 1.2                    123,383
  Real Estate Investment Trusts.........                 1.3                    132,343
  Real Estate/Office Property...........                 0.8                     74,666
  Retail-Apparel........................                 2.7                    264,675
  Retail-Specialty......................                 3.4                    337,066
  Retail-Trade..........................                 0.5                     49,208
  Semiconductors........................                 1.2                    118,764
  Software-Client/Server................                 0.9                     93,220
  Software-General......................                 0.6                     61,113
  Steel.................................                 1.4                    135,575
  Telecommunications....................                 1.2                    114,438
  Tobacco...............................                 2.3                    229,657
  Transportation........................                 0.5                     46,002


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-


                                                     PERCENT OF
  INDUSTRY                                           NET ASSETS                 VALUE
  --------                                           ----------                 -----
  Utilities.............................                 0.3%               $    33,250
                                                       ------               -----------
  TOTAL.................................               102.6%               $10,137,915
                                                       ======               ===========




See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)

                   NAME OF ISSUER
                 AND TITLE OF ISSUE                SHARES              VALUE
                 ------------------                ------              -----
COMMON STOCKS
   AEROSPACE & DEFENSE -- (2.1%)
       The Boeing Company ...............          14,400          $  800,640
                                                                   ----------

   AIRLINES -- (0.6%)
       Southwest Airlines Company .......          12,000             221,880
                                                                   ----------

   AUTO-RELATED -- (0.9%)
       Harley-Davidson, Inc. ............           7,700             362,516
                                                                   ----------

   BANKS -- (9.3%)
       Citigroup, Inc. ..................          20,300           1,072,652
       Commerce Bancorp, Inc. ...........           4,900             343,490
       Fifth Third Bancorp ..............           9,600             576,480
       Golden West Financial Corporation            5,800             372,592
       State Street Corporation (b) .....           8,200             405,818
       Zions Bancorporation .............          12,900             761,100
                                                                   ----------
                                                                    3,532,132
   COMPUTER SOFTWARE -- (9.5%)
       Adobe Systems, Inc. ..............          13,300             625,100
       BEA Systems, Inc. (a) ............          26,000             798,460
       Microsoft Corporation (a) ........           6,700             489,100
       PeopleSoft, Inc. (a) .............           9,300             457,839
       Siebel Systems, Inc. (a) .........          11,200             525,280
       VERITAS Software Corporation (a) .          10,300             685,259
                                                                   ----------
                                                                    3,581,038
   COSMETICS & TOILETRIES -- (1.2%)
       Colgate-Palmolive Company ........           7,500             442,425
                                                                   ----------

   DISTRIBUTION/WHOLESALE -- (1.1%)
       SYSCO Corporation ................          14,800             401,820
                                                                   ----------

   DIVERSIFIED MANUFACTURING -- (1.4%)
       Tyco International Ltd. ..........           9,700             528,650
                                                                   ----------

   DRUGS -- (3.6%)
       Genzyme Corporation (a) ..........           7,900             481,900
       Merck & Company, Inc. ............           6,100             389,851
       Pfizer, Inc. .....................          12,200             488,610
                                                                   ----------
                                                                    1,360,361
   ELECTRIC POWER -- (3.1%)
       Calpine Corporation (a) ..........          19,400             733,320
       The AES Corporation (a) ..........          10,400             447,720
                                                                   ----------
                                                                    1,181,040
   ELECTRONIC COMPONENTS -- (1.9%)
       Flextronics International Ltd. (a)          28,200             736,302
                                                                   ----------

   ENERGY RESERVES -- (1.7%)
       Apache Corporation ...............          12,400             629,300
                                                                   ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-


                   NAME OF ISSUER
                 AND TITLE OF ISSUE                            SHARES              VALUE
                 ------------------                            ------              -----
COMMON STOCKS -- (CONTINUED)
   ENVIRONMENTAL -- (1.1%)
       Allied Waste Industries, Inc. (a) .............          21,600          $  403,488
                                                                                ----------

   FINANCIAL SERVICES -- (10.4%)
       Capital One Financial Corporation .............          10,300             618,000
       Concord EFS, Inc. (a) .........................           7,300             379,673
       Federal Home Loan Mortgage Corporation ........          14,400           1,008,000
       Federal National Mortgage Association .........           6,300             536,445
       General Electric Company ......................          11,800             575,250
       Lehman Brothers Holdings, Inc. ................           4,900             380,975
       Washington Mutual, Inc. .......................          11,100             416,805
                                                                                ----------
                                                                                 3,915,148
   FOOD & BEVERAGES -- (1.1%)
       PepsiCo, Inc. .................................           9,400             415,480
                                                                                ----------

   GAS & PIPELINE UTILITIES -- (1.5%)
       El Paso Corporation ...........................          10,800             567,432
                                                                                ----------

   HIGH TECHNOLOGY MANUFACTURING -- (1.2%)
       QUALCOMM, Inc. (a) ............................           7,600             444,448
                                                                                ----------

   HOMEBUILDERS -- (2.6%)
       Dal-Tile International, Inc. (a) ..............          23,500             435,925
       Pulte Homes, Inc. .............................          13,100             558,453
                                                                                ----------
                                                                                   994,378
   INSURANCE -- (1.5%)
       American International Group, Inc. ............           6,500             559,000
                                                                                ----------

   MANUFACTURING -- (1.1%)
       United Technologies Corporation ...............           5,600             410,256
                                                                                ----------

   MEDICAL PRODUCTS & SUPPLIES -- (3.2%)
       Biomet, Inc. ..................................           6,900             331,614
       Fisher Scientific International, Inc. (a) .....          15,800             458,200
       Medtronic, Inc. ...............................           8,800             404,888
                                                                                ----------
                                                                                 1,194,702
   MEDICAL PROVIDER SERVICES -- (0.9%)
       UnitedHealth Group, Inc. ......................           5,300             327,275
                                                                                ----------

   MEDICAL SUPPLIES & SERVICES -- (4.7%)
       Cardinal Health, Inc. .........................           4,500             310,500
       Health Management Associates, Inc., Class A (a)          21,600             454,464
       Johnson & Johnson .............................          11,400             570,000
       MedImmune, Inc. (a) ...........................           9,300             438,960
                                                                                ----------
                                                                                 1,773,924
   MULTI-MEDIA -- (1.4%)
       AOL Time Warner, Inc. (a) .....................           9,900             524,700
                                                                                ----------

   OIL & GAS -- (3.4%)
       Anadarko Petroleum Corporation ................          12,400             669,972
       BJ Services Company (a) .......................          14,000             397,320


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-

                   NAME OF ISSUER
                 AND TITLE OF ISSUE                                SHARES                       VALUE
                 ------------------                                ------                       -----
COMMON STOCKS -- (CONTINUED)
       OIL & GAS  -- (CONTINUED)
       Mitchell Energy & Development Corporation, Class A           4,900                    $   226,625
                                                                                             -----------
                                                                                               1,293,917
   PHARMACEUTICALS -- (1.1%)
       Eli Lilly & Company ..............................           5,500                        407,000
                                                                                             -----------

   PRINTING & PUBLISHING -- (1.4%)
       Omnicom Group ....................................           6,400                        550,400
                                                                                             -----------

   RETAIL -- (6.6%)
       Kohl's Corporation (a) ...........................           5,800                        363,834
       Lowe's Companies, Inc. ...........................          10,200                        740,010
       Safeway, Inc. (a) ................................          12,600                        604,800
       Target Corporation ...............................          11,100                        384,060
       Wal-Mart Stores, Inc. ............................           8,200                        400,160
                                                                                             -----------
                                                                                               2,492,864
   RETAIL-APPAREL -- (2.3%)
       Abercrombie & Fitch Company, Class A (a) .........           9,800                        436,100
       Pacific Sunwear of California, Inc. (a) ..........          19,500                        437,385
                                                                                             -----------
                                                                                                 873,485
   RETAIL-SPECIALTY -- (4.8%)
       American Eagle Outfitters, Inc. (a) ..............          11,500                        405,260
       Bed Bath & Beyond, Inc. (a) ......................          11,200                        349,440
       NIKE, Inc., Class B ..............................           7,300                        306,527
       Tiffany & Company ................................          20,700                        749,754
                                                                                             -----------
                                                                                               1,810,981
   SOFTWARE-TESTING -- (1.9%)
       Mercury Interactive Corporation (a) ..............          11,800                        706,820
                                                                                             -----------

   TELECOMMUNICATION EQUIPMENT -- (1.1%)
       Scientific-Atlanta, Inc. .........................          10,300                        418,180
                                                                                             -----------

   TOBACCO -- (1.8%)
       Philip Morris Companies, Inc. ....................          13,900                        705,425
                                                                                             -----------

           TOTAL COMMON STOCKS -- (Cost $30,848,905) ....                       91.5%         34,567,407
                                                                                             -----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-


                   NAME OF ISSUER                      INTEREST        MATURITY       MATURITY
                 AND TITLE OF ISSUE                      RATE            DATE           VALUE                        VALUE
                 ------------------                      ----            ----           -----                        -----
SHORT TERM INVESTMENT
 REPURCHASE AGREEMENT -- (20.1%)
  State Street Bank and Trust Company (b)               2.000%        07/02/2001     $7,589,265                   $ 7,588,000
                                                                                                                  -----------

   TOTAL SHORT TERM INVESTMENT -- (Cost $7,588,000)                                                   20.1%         7,588,000
                                                                                                                  -----------
TOTAL INVESTMENTS -- (Cost $38,436,905)                                                              111.6%        42,155,407
LIABILITIES LESS OTHER ASSETS --                                                                    (11.6)%        (4,366,610)
                                                                                                     -----        -----------
NET ASSETS --                                                                                        100.0%       $37,788,797
                                                                                                     =====        ===========

(a)   Non-income producing security.

(b) The agreement with State Street Bank and Trust Company, dated 06/29/01, is fully collateralized by a United States Treasury Bond, 6.875%, 05/15/2006, with a value of $ 7,743,764.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)


                   NAME OF ISSUER
                 AND TITLE OF ISSUE                        SHARES            VALUE
                 ------------------                        ------            -----
COMMON STOCKS
   AEROSPACE & DEFENSE -- (2.4%)
       General Dynamics Corporation ..............          1,100          $ 85,591
       The Boeing Company ........................          2,900           161,240
                                                                            -------
                                                                            246,831
   AUTOMOTIVE -- (1.2%)
       Ford Motor Company ........................          5,100           125,205
                                                                            -------

   BANKS -- (2.6%)
       Bank of America Corporation ...............            700            42,021
       Citigroup, Inc. ...........................          4,200           221,928
                                                                            -------
                                                                            263,949
   CHEMICALS -- (0.7%)
       Eastman Chemical Company ..................          1,500            71,445
                                                                            -------

   COMPUTERS & BUSINESS EQUIPMENT -- (3.8%)
       Cisco Systems, Inc. (a) ...................          6,800           123,760
       Dell Computer Corporation (a) .............          3,700            96,755
       Electronics for Imaging, Inc. (a) .........          1,600            47,200
       International Game Technology (a) .........          1,100            69,025
       Sun Microsystems, Inc. (a) ................          3,600            56,592
                                                                            -------
                                                                            393,332
   COMPUTER SERVICES -- (4.5%)
       First Data Corporation ....................          2,000           128,500
       Fiserv, Inc. (a) ..........................          2,300           147,154
       Galileo International, Inc. ...............          3,500           113,750
       Sybase, Inc. (a) ..........................          4,200            69,090
                                                                            -------
                                                                            458,494
   COMPUTER SOFTWARE -- (7.3%)
       BEA Systems, Inc. (a) .....................            900            27,639
       BMC Software, Inc. (a) ....................          2,500            56,350
       International Business Machines Corporation          1,500           169,500
       Microsoft Corporation (a) .................          5,800           423,400
       Oracle Corporation (a) ....................          3,500            66,500
                                                                            -------
                                                                            743,389
   COSMETICS & TOILETRIES -- (1.0%)
       Colgate-Palmolive Company .................          1,800           106,182
                                                                            -------

   DIVERSIFIED MANUFACTURING -- (3.1%)
       Danaher Corporation .......................            700            39,200
       Sonoco Products Company ...................          3,400            84,592
       Tyco International Ltd. ...................          3,500           190,750
                                                                            -------
                                                                            314,542
   DRUGS -- (5.8%)
       Amgen, Inc. (a) ...........................            700            42,476
       Genzyme Corporation (a) ...................          1,000            61,000
       King Pharmaceuticals, Inc. (a) ............          1,700            91,375
       Merck & Company, Inc. .....................          2,200           140,602


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-


                   NAME OF ISSUER
                 AND TITLE OF ISSUE                   SHARES             VALUE
                 ------------------                   ------             -----
COMMON STOCKS -- (CONTINUED)
   DRUGS  -- (CONTINUED)
       Pfizer, Inc. .........................          6,375          $  255,319
                                                                      ----------
                                                                         590,772
   ELECTRIC UTILITIES -- (4.2%)
       Allegheny Energy, Inc. ...............          2,000              96,500
       Entergy Corporation ..................          2,600              99,814
       PPL Corporation ......................          2,000             110,000
       Public Service Enterprise Group, Inc.           2,600             127,140
                                                                      ----------
                                                                         433,454
   ELECTRONIC COMPONENTS -- (0.4%)
       Vishay Intertechnology, Inc. (a) .....          1,700              39,100
                                                                      ----------

   ELECTRONICS -- (0.6%)
       Kemet Corporation (a) ................          1,500              29,715
       L-3 Communications Holdings, Inc. (a)             400              30,520
                                                                      ----------
                                                                          60,235
   ENERGY -- (0.7%)
       Occidental Petroleum Corporation .....          2,700              71,793
                                                                      ----------

   ENERGY RESERVES -- (4.5%)
       Chevron Corporation ..................            900              81,450
       Exxon Mobil Corporation ..............          3,492             305,026
       Tosco Corporation ....................          1,700              74,885
                                                                      ----------
                                                                         461,361
   ENGINEERING & CONSTRUCTION -- (0.4%)
       Dycom Industries, Inc. (a) ...........          1,700              38,981
                                                                      ----------

   FINANCIAL SERVICES -- (12.5%)
       Federal Home Loan Mortgage Corporation          1,900             133,000
       Federal National Mortgage Association           1,800             153,270
       General Electric Company .............          8,700             424,125
       GreenPoint Financial Corporation .....          2,600              99,840
       Household International, Inc. ........          1,600             106,720
       John Hancock Financial Services, Inc.           1,900              76,494
       Protective Life Corporation ..........          3,900             134,043
       Washington Mutual, Inc. ..............          3,900             146,445
                                                                      ----------
                                                                       1,273,937
   FOOD & BEVERAGES -- (2.9%)
       Coca-Cola Company ....................          1,200              54,000
       PepsiCo, Inc. ........................          2,900             128,180
       The Pepsi Bottling Group, Inc. .......          1,800              72,180
       Tyson Foods, Inc., Class A ...........          4,800              44,208
                                                                      ----------
                                                                         298,568
   HIGH TECHNOLOGY MANUFACTURING -- (0.5%)
       QUALCOMM, Inc. (a) ...................            900              52,632
                                                                      ----------

   HOTELS & RESTAURANTS -- (3.0%)
       Brinker International, Inc. (a) ......          4,100             105,985


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-


                   NAME OF ISSUER
                 AND TITLE OF ISSUE                         SHARES            VALUE
                 ------------------                         ------            -----
COMMON STOCKS -- (CONTINUED)
   HOTELS & RESTAURANTS  -- (CONTINUED)
       Harrah's Entertainment, Inc. (a) ...........          3,800          $134,140
       MGM Mirage, Inc. ...........................          2,300            68,908
                                                                            --------
                                                                             309,033
   INSURANCE -- (4.4%)
       American International Group, Inc. .........          2,237           192,382
       Old Republic International Corporation .....          4,300           124,700
       The Progressive Corporation ................          1,000           135,190
                                                                            --------
                                                                             452,272
   MANUFACTURING -- (1.3%)
       United Technologies Corporation ............          1,800           131,868
                                                                            --------
   MEDIA -- (1.2%)
       The Walt Disney Company ....................          4,100           118,449
                                                                            --------
   MEDICAL PROVIDER SERVICES -- (3.5%)
       Oxford Health Plans, Inc. (a) ..............          4,600           131,560
       Tenet Healthcare Corporation ...............          1,600            82,544
       Wellpoint Health Networks, Inc., Class A (a)          1,500           141,360
                                                                            --------
                                                                             355,464
   MEDICAL SUPPLIES & SERVICES -- (3.4%)
       Cardinal Health, Inc. ......................            450            31,050
       Johnson & Johnson ..........................          5,400           270,000
       St. Jude Medical, Inc. (a) .................            800            48,000
                                                                            --------
                                                                             349,050
   MULTI-MEDIA -- (3.8%)
       AOL Time Warner, Inc. (a) ..................          6,350           336,550
       Viacom, Inc., Class B (a) ..................          1,000            51,750
                                                                            --------
                                                                             388,300
   OIL & GAS -- (2.7%)
       Amerada Hess Corporation ...................          1,000            80,800
       Ashland, Inc. ..............................          1,400            56,140
       Kerr-Mcgee Corporation .....................          1,100            72,897
       USX Marathon Group .........................          2,400            70,824
                                                                            --------
                                                                             280,661
   OIL REFINING -- (1.2%)
       Ultramar Diamond Shamrock Corporation ......          1,400            66,150
       Valero Energy Corporation ..................          1,500            55,170
                                                                            --------
                                                                             121,320
   PAPER AND FOREST PRODUCTS -- (0.7%)
       Smurfit-Stone Container Corporation (a) ....          4,300            69,660
                                                                            --------
   PHARMACEUTICALS -- (0.5%)
       Eli Lilly & Company ........................            700            51,800
                                                                            --------
   PRINTING & PUBLISHING -- (0.7%)
       The New York Times Company, Class A ........          1,700            71,400
                                                                            --------
   RAILROADS -- (0.6%)
       Burlington Northern Santa Fe Corporation ...          2,000            60,340
                                                                            --------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-



                   NAME OF ISSUER
                 AND TITLE OF ISSUE                           SHARES                       VALUE
                 ------------------                           ------                       -----
COMMON STOCKS -- (CONTINUED)
   RETAIL -- (2.3%)
       Federated Department Stores, Inc. (a) .......          2,500                    $   106,250
       The May Department Stores Company ...........            400                         13,704
       Wal-Mart Stores, Inc. .......................          2,300                        112,240
                                                                                       -----------
                                                                                           232,194
   RETAIL-SPECIALTY -- (3.1%)
       Best Buy Company, Inc. (a) ..................          2,000                        127,040
       Blockbuster, Inc., Class A ..................          5,600                        102,200
       Reebok International Ltd. (a) ...............          2,700                         86,265
                                                                                       -----------
                                                                                           315,505
   SEMICONDUCTORS -- (3.2%)
       Applied Materials, Inc. (a) .................            900                         44,190
       Integrated Device Technology, Inc. (a) ......          1,300                         41,197
       Intel Corporation ...........................          6,300                        184,275
       International Rectifier Corporation (a) .....            900                         30,690
       Texas Instruments, Inc. .....................            700                         22,050
                                                                                       -----------
                                                                                           322,402
   SOFTWARE -- (0.4%)
       Rational Software Corporation (a) ...........          1,400                         39,270
                                                                                       -----------

   TELECOMMUNICATION EQUIPMENT -- (0.4%)
       Scientific-Atlanta, Inc. ....................          1,100                         44,660
                                                                                       -----------

   TELECOMMUNICATIONS -- (4.3%)
       AT&T Corporation ............................          1,000                         22,000
       BellSouth Corporation .......................          1,900                         76,513
       SBC Communications, Inc. ....................          3,011                        120,621
       Verizon Communications ......................          3,200                        171,200
       WorldCom, Inc. - WorldCom Group (a) .........          3,200                         45,440
                                                                                       -----------
                                                                                           435,774
   THRIFTS -- (2.1%)
       Dime Bancorp, Inc. ..........................          2,500                         93,125
       Golden State Bancorp, Inc. ..................          3,800                        117,040
                                                                                       -----------
                                                                                           210,165
   TOBACCO -- (1.2%)
       Philip Morris Companies, Inc. ...............          2,500                        126,875
                                                                                       -----------

           TOTAL COMMON STOCKS -- (Cost $10,195,271)                       103.1%       10,530,664
                                                                                       -----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-


       NAME OF ISSUER                        INTEREST
     AND TITLE OF ISSUE                        RATE            SHARES                     VALUE
     ------------------                        ----            ------                     -----
MUTUAL FUNDS -- (0.0%)
 Dreyfus Cash Management Plus...........     4.03% (b)           590                   $       590
                                                                                       -----------

  TOTAL MUTUAL FUNDS -- (Cost $590)                                         0.0%               590
                                                                                       -----------

TOTAL INVESTMENTS -- (Cost $10,195,861)                                   103.1%        10,531,254
LIABILITIES LESS OTHER ASSETS --                                          (3.1)%          (312,368)
                                                                          -----        -----------
NET ASSETS --                                                             100.0%       $10,218,886
                                                                          =====        ===========

(a)   Non-income producing security.
(b)   Interest rate shown is the 7 day yield as of June 30, 2001.


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                           GROWTH & INCOME PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                           June 30, 2001 (Unaudited)


                   NAME OF ISSUER
                 AND TITLE OF ISSUE                    SHARES              VALUE
                 ------------------                    ------              -----
COMMON STOCKS
   ALCOHOL -- (1.9%)
       Anheuser-Busch Companies, Inc. .......           7,200          $  296,640
                                                                       ----------

   APPAREL -- (1.9%)
       Intimate Brands, Inc. ................          19,700             296,879
                                                                       ----------
   AUTOMOTIVE -- (4.7%)
       Ford Motor Company ...................           8,683             213,168
       Lear Corporation (a) .................           8,000             279,200
       Visteon Corporation ..................          12,104             222,471
                                                                       ----------
                                                                          714,839
   BANKS -- (6.3%)
       Citigroup, Inc. ......................           5,400             285,336
       Comerica, Inc. .......................           3,900             224,640
       FleetBoston Financial Corporation ....           5,100             201,195
       Wells Fargo & Company ................           5,200             241,436
                                                                       ----------
                                                                          952,607
   BUSINESS SERVICES -- (1.1%)
       Convergys Corporation (a) ............           5,600             169,400
                                                                       ----------

   CAPITAL EQUIPMENT -- (7.1%)
       American Standard Companies, Inc. (a)            6,600             396,660
       Ingersoll-Rand Company ...............           6,600             271,920
       ITT Industries, Inc. .................           5,100             225,675
       Navistar International Corporation (a)           6,500             182,845
                                                                       ----------
                                                                        1,077,100
   CHEMICALS -- (1.4%)
       Rohm and Haas Company ................           6,300             207,270
                                                                       ----------

   COMMUNICATION SERVICES -- (2.1%)
       Comcast Corporation, Class A (a) .....           7,500             325,500
                                                                       ----------

   COMPUTERS & BUSINESS EQUIPMENT -- (2.3%)
       Compaq Computer Corporation ..........          11,900             184,331
       Gateway, Inc. (a) ....................           9,900             162,855
                                                                       ----------
                                                                          347,186
   CONGLOMERATES -- (1.4%)
       Harsco Corporation ...................           7,600             206,188
                                                                       ----------

   CONSUMER PRODUCTS -- (1.7%)
       The Clorox Company ...................           7,500             253,875
                                                                       ----------

   DIVERSIFIED MANUFACTURING -- (2.0%)
       Tyco International Ltd. ..............           5,500             299,750
                                                                       ----------

   DRUGS -- (2.2%)
       Abbott Laboratories ..................           6,900             331,269
                                                                       ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-


                   NAME OF ISSUER
                 AND TITLE OF ISSUE                         SHARES              VALUE
                 ------------------                         ------              -----
COMMON STOCKS -- (CONTINUED)
   ELECTRIC UTILITIES -- (5.7%)
       Allegheny Energy, Inc. ....................           4,500          $  217,125
       American Electric Power Company, Inc. .....           4,700             216,999
       Constellation Energy Group ................           5,300             225,780
       Public Service Enterprise Group, Inc. .....           4,400             215,160
                                                                            ----------
                                                                               875,064
   ENERGY RESERVES -- (1.4%)
       Exxon Mobil Corporation ...................           2,500             218,375
                                                                            ----------

   FINANCIAL SERVICES -- (8.3%)
       Federal National Mortgage Association .....           3,700             315,055
       Household International, Inc. .............           3,300             220,110
       J.P. Morgan Chase & Company ...............           5,550             247,530
       Lehman Brothers Holdings, Inc. ............           2,500             194,375
       MBIA, Inc. ................................           5,200             289,536
                                                                            ----------
                                                                             1,266,606
   FOOD & BEVERAGES -- (5.0%)
       General Mills, Inc. .......................           8,600             376,508
       H.J. Heinz Company ........................           6,100             249,429
       Quaker Oats Company .......................           1,500             136,875
                                                                            ----------
                                                                               762,812
   GAS & PIPELINE UTILITIES -- (1.3%)
       El Paso Corporation .......................           3,700             194,398
                                                                            ----------

   HEALTH CARE -- (3.3%)
       Baxter International, Inc. ................           6,800             333,200
       Becton, Dickinson & Company ...............           4,800             171,792
                                                                            ----------
                                                                               504,992
   INDUSTRIAL MANUFACTURING & PROCESSING -- (4.4%)
       Eaton Corporation .........................           2,200             154,220
       Johnson Controls, Inc. ....................           3,200             231,904
       Minnesota Mining & Manufacturing Company ..           2,500             285,250
                                                                            ----------
                                                                               671,374
   INSURANCE -- (3.1%)
       American General Corporation ..............           5,000             232,250
       The Hartford Financial Services Group, Inc.           3,400             232,560
                                                                            ----------
                                                                               464,810
   INVESTMENT COMPANIES -- (3.5%)
       Allied Capital Corporation ................          15,200             351,880
       Stilwell Financial, Inc. ..................           5,200             174,512
                                                                            ----------
                                                                               526,392
   MEDIA -- (1.5%)
       Reader's Digest Association, Inc., Class A            8,000             230,000
                                                                            ----------

   OFFICE EQUIPMENT -- (1.1%)
       Pitney Bowes, Inc. ........................           4,100             172,692
                                                                            ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-


                   NAME OF ISSUER
                 AND TITLE OF ISSUE                           SHARES                      VALUE
                 ------------------                           ------                      -----
COMMON STOCKS -- (CONTINUED)
   OIL & GAS -- (6.3%)
       BP Plc ADR ..................................           4,104                  $   204,584
       Conoco, Inc., Class B .......................           7,000                      202,300
       Cooper Cameron Corporation (a) ..............           3,200                      178,560
       Royal Dutch Petroleum Company ADR ...........           4,000                      233,080
       Transocean Sedco Forex, Inc. ................           3,450                      142,313
                                                                                      -----------
                                                                                          960,837
PHARMACEUTICALS -- (5.0%)
       American Home Products Corporation ..........           4,600                      268,824
       Eli Lilly & Company .........................           3,100                      229,400
       Pharmacia Corporation .......................           5,603                      257,458
                                                                                      -----------
                                                                                          755,682
   PRINTING & PUBLISHING -- (1.6%)
       Knight-Ridder, Inc. .........................           4,100                      243,130
                                                                                      -----------
   RAILROADS -- (0.9%)
       Burlington Northern Santa Fe Corporation ....           4,800                      144,816
                                                                                      -----------
   RETAIL -- (7.2%)
       Federated Department Stores, Inc. (a) .......           8,350                      354,875
       Lowe's Companies, Inc. ......................           2,700                      195,885
       Ross Stores, Inc. ...........................          13,800                      330,510
       Safeway, Inc. (a) ...........................           4,600                      220,800
                                                                                      -----------
                                                                                        1,102,070
   RETAIL FOODS -- (1.4%)
       The Kroger Company (a) ......................           8,600                      215,000
                                                                                      -----------
   RETAIL-SPECIALTY -- (1.5%)
       Tiffany & Company ...........................           6,300                      228,186
                                                                                      -----------
   TELECOMMUNICATIONS -- (3.5%)
       BellSouth Corporation .......................           4,700                      189,269
       SBC Communications, Inc. ....................           4,412                      176,745
       Verizon Communications ......................           3,180                      170,130
                                                                                      -----------
                                                                                          536,144

           TOTAL COMMON STOCKS -- (Cost $14,014,044)                       102.1%      15,551,883
                                                                                      -----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-


                   NAME OF ISSUER
                 AND TITLE OF ISSUE                         SHARES                         VALUE
                 ------------------                         ------                         -----
PREFERRED STOCKS
 REAL ESTATE -- (1.0%)
  Equity Residential Properties Trust, Series G .....        6,300                      $   159,012
                                                                                        -----------

   TOTAL PREFERRED STOCK -- (Cost $156,732)                                1.0%             159,012
                                                                                        -----------

TOTAL INVESTMENTS -- (Cost $14,170,776)                                  103.1%          15,710,895
LIABILITIES LESS OTHER ASSETS --                                         (3.1)%           (475,417)
                                                                         -----          -----------
NET ASSETS --                                                            100.0%         $15,235,478
                                                                         =====          ===========


(a)   Non-income producing security.
ADR   American Depository Receipt



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)

        NAME OF ISSUER
      AND TITLE OF ISSUE                                SHARES          VALUE
      ------------------                                ------          -----
COMMON STOCKS
  AEROSPACE & DEFENSE -- (2.1%)
    The Boeing Company ...............................  10,500        $  583,800
                                                                      ----------

  AIRLINES -- (0.8%)
    Southwest Airlines Company .......................  12,400           229,276
                                                                      ----------

  AUTO-RELATED -- (0.6%)
    Harley-Davidson, Inc. ............................   3,600           169,488
                                                                      ----------

  BANKS -- (7.0%)
    Citigroup, Inc. ..................................   8,700           459,708
    Commerce Bancorp, Inc. ...........................   2,600           182,260
    Fifth Third Bancorp ..............................   7,200           432,360
    Golden West Financial Corporation ................   3,100           199,144
    State Street Corporation (b) .....................   6,000           296,940
    Zions Bancorporation .............................   6,200           365,800
                                                                      ----------
                                                                       1,936,212
  COMPUTER SOFTWARE -- (9.7%)
    Adobe Systems, Inc. ..............................   5,100           239,700
    BEA Systems, Inc. (a) ............................  21,000           644,910
    Microsoft Corporation (a) ........................   7,300           532,900
    PeopleSoft, Inc. (a) .............................   6,800           334,764
    Siebel Systems, Inc. (a) .........................   9,000           422,100
    VERITAS Software Corporation (a) .................   7,500           498,975
                                                                      ----------
                                                                       2,673,349
  COSMETICS & TOILETRIES -- (1.6%)
    Colgate-Palmolive Company ........................   7,600           448,324
                                                                      ----------

  DISTRIBUTION/WHOLESALE -- (0.9%)
    SYSCO Corporation ................................   9,200           249,780
                                                                      ----------

  DIVERSIFIED MANUFACTURING -- (1.4%)
    Tyco International Ltd. ..........................   7,300           397,850
                                                                      ----------

  DRUGS -- (4.0%)
    Genzyme Corporation (a) ..........................   5,800           353,800
    Merck & Company, Inc. ............................   4,500           287,595
    Pfizer, Inc. .....................................  11,800           472,590
                                                                      ----------
                                                                       1,113,985
  ELECTRIC POWER -- (3.7%)
    Calpine Corporation (a) ..........................  14,600           551,880
    The AES Corporation (a) ..........................  11,200           482,160
                                                                      ----------
                                                                       1,034,040
  ELECTRONIC COMPONENTS -- (2.0%)
    Flextronics International Ltd. (a) ...............  21,600           563,976
                                                                      ----------

  ENERGY RESERVES -- (2.3%)
    Apache Corporation ...............................  12,700           644,525
                                                                      ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                SHARES          VALUE
      ------------------                                ------          -----
COMMON STOCKS -- (CONTINUED)
  ENVIRONMENTAL -- (1.1%)
    Allied Waste Industries, Inc. (a) ................  16,300        $  304,484
                                                                      ----------

  FINANCIAL SERVICES -- (9.6%)
    Capital One Financial Corporation ................   7,500           450,000
    Concord EFS, Inc. (a) ............................   5,400           280,854
    Federal Home Loan Mortgage Corporation ...........   6,450           451,500
    Federal National Mortgage Association ............   5,400           459,810
    General Electric Company .........................   9,300           453,375
    Lehman Brothers Holdings, Inc. ...................   5,100           396,525
    Washington Mutual, Inc. ..........................   4,200           157,710
                                                                      ----------
                                                                       2,649,774
  FOOD & BEVERAGES -- (1.0%)
    PepsiCo, Inc. ....................................   6,200           274,040
                                                                      ----------

  GAS & PIPELINE UTILITIES -- (2.1%)
    El Paso Corporation ..............................  11,000           577,940
                                                                      ----------

  HIGH TECHNOLOGY MANUFACTURING -- (1.8%)
    QUALCOMM, Inc. (a) ...............................   8,700           508,776
                                                                      ----------

  HOMEBUILDERS -- (3.0%)
    Dal-Tile International, Inc. (a) .................  18,800           348,740
    Pulte Homes, Inc. ................................  11,600           494,508
                                                                      ----------
                                                                         843,248
  INSURANCE -- (1.6%)
    American International Group, Inc. ...............   5,100           438,600
                                                                      ----------

  MANUFACTURING -- (1.3%)
    United Technologies Corporation ..................   5,000           366,300
                                                                      ----------

  MEDICAL PRODUCTS & SUPPLIES -- (3.8%)
    Biomet, Inc. .....................................   7,400           355,644
    Fisher Scientific International, Inc. (a) ........  14,200           411,800
    Medtronic, Inc. ..................................   5,900           271,459
                                                                      ----------
                                                                       1,038,903
  MEDICAL PROVIDER SERVICES -- (0.7%)
    UnitedHealth Group, Inc. .........................   3,000           185,250
                                                                      ----------

  MEDICAL SUPPLIES & SERVICES -- (5.4%)
    Cardinal Health, Inc. ............................   4,500           310,500
    Health Management Associates, Inc., Class A (a) ..  16,300           342,952
    Johnson & Johnson ................................  10,500           525,000
    MedImmune, Inc. (a) ..............................   6,800           320,960
                                                                      ----------
                                                                       1,499,412
  MULTI-MEDIA -- (1.0%)
    AOL Time Warner, Inc. (a) ........................   5,100           270,300
                                                                      ----------

  OIL & GAS -- (4.8%)
    Anadarko Petroleum Corporation ...................  12,700           686,181
    BJ Services Company (a) ..........................  14,600           414,348


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-

        NAME OF ISSUER
      AND TITLE OF ISSUE                                SHARES           VALUE
      ------------------                                ------           -----
COMMON STOCKS -- (CONTINUED)
  OIL & GAS -- (CONTINUED)
    Mitchell Energy & Development Corporation, Class A   5,100         $  235,875
                                                                       ----------
                                                                        1,336,404
  PHARMACEUTICALS -- (1.0%)
    Eli Lilly & Company ..............................   3,900            288,600
                                                                       ----------

  PRINTING & PUBLISHING -- (1.5%)
    Omnicom Group ....................................   4,681            402,566
                                                                       ----------

  RETAIL -- (5.1%)
    Kohl's Corporation (a) ...........................   5,100            319,923
    Lowe's Companies, Inc. ...........................   4,100            297,455
    Safeway, Inc. (a) ................................   6,000            288,000
    Target Corporation ...............................   8,300            287,180
    Wal-Mart Stores, Inc. ............................   4,400            214,720
                                                                       ----------
                                                                        1,407,278
  RETAIL-APPAREL -- (1.7%)
    Abercrombie & Fitch Company, Class A (a) .........   3,800            169,100
    Pacific Sunwear of California, Inc. (a) ..........  13,600            305,048
                                                                       ----------
                                                                          474,148
  RETAIL-SPECIALTY -- (4.0%)
    American Eagle Outfitters, Inc. (a) ..............   6,800            239,632
    Bed Bath & Beyond, Inc. (a) ......................   8,700            271,440
    NIKE, Inc., Class B ..............................   5,900            247,741
    Tiffany & Company ................................   9,500            344,090
                                                                       ----------
                                                                        1,102,903
  SOFTWARE-TESTING -- (1.9%)
    Mercury Interactive Corporation (a) ..............   8,600            515,140
                                                                       ----------

  TELECOMMUNICATION EQUIPMENT -- (1.1%)
    Scientific-Atlanta, Inc. .........................   7,500            304,500
                                                                       ----------

  TOBACCO -- (1.2%)
    Philip Morris Companies, Inc. ....................   6,300            319,725
                                                                       ----------

      TOTAL COMMON STOCKS -- (Cost $21,471,591)                 90.8%  25,152,896
                                                                       ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-


        NAME OF ISSUER                           INTEREST   MATURITY     PRINCIPAL
      AND TITLE OF ISSUE                           RATE       DATE        AMOUNT                 VALUE
      ------------------                           ----       ----        ------                 -----
GOVERNMENT AND AGENCY SECURITIES
  FEDERAL AGENCIES -- (9.1%)
    Federal National Mortgage Association.....    5.750%   06/15/2005   $1,500,000            $ 1,521,090
                                                  6.000%   05/15/2008    1,000,000              1,006,560
                                                                                              -----------
                                                                                                2,527,650

      TOTAL GOVERNMENT AND
        AGENCY SECURITIES -- (Cost $2,571,311)                                         9.1%     2,527,650
                                                                                              -----------

TOTAL INVESTMENTS -- (Cost $24,042,902)                                               99.9%    27,680,546
OTHER ASSETS LESS LIABILITIES --                                                       0.1%        24,496
                                                                                     ------   -----------
NET ASSETS --                                                                        100.0%   $27,705,042
                                                                                     ======   ===========

(a)   Non-income producing security.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)


        NAME OF ISSUER                           INTEREST   MATURITY     PRINCIPAL
      AND TITLE OF ISSUE                           RATE       DATE        AMOUNT                 VALUE
      ------------------                           ----       ----        ------                 -----
CORPORATE BONDS
  AEROSPACE & DEFENSE -- (1.1%)
    Alliant Techsystems, Inc. (d) ............    8.500%   05/15/2011   $   50,000            $    50,750
                                                                                              -----------

  AUTOMOTIVE -- (4.1%)
    Aftermarket Technology Company ...........   12.000%   08/01/2004       56,000                 56,280
    American Axle & Manufacturing, Inc. ......    9.750%   03/01/2009       50,000                 50,125
    Lear Corporation, Series B ...............    8.110%   05/15/2009       50,000                 49,925
    Motor Coach Industries International .....   11.250%   05/01/2009       75,000                 30,375
                                                                                              -----------
                                                                                                  186,705
  BROADCAST RADIO & TELEVISION -- (3.7%)
    Acme Television LLC, Series B (a)            10.875%   09/30/2004       50,000                 47,250
    AMFM, Inc. ...............................   12.625%   10/31/2006       63,700                 70,070
    Orion Network Systems, Inc. ..............   11.250%   01/15/2007       50,000                 20,250
    XM Satellite Radio, Inc. .................   14.000%   03/15/2010       50,000                 30,250
                                                                                              -----------
                                                                                                  167,820
  BUSINESS EQUIPMENT & SERVICES -- (2.3%)
    Alliance Imaging, Inc. (d) ...............   10.375%   04/15/2011       50,000                 51,250
    Fisher Scientific International, Inc. ....    9.000%   02/01/2008       50,000                 49,750
    U.S. Office Products Company (f) .........    9.750%   06/15/2008      125,000                  3,125
                                                                                              -----------
                                                                                                  104,125
  CABLE TELEVISION -- (11.3%)
    Charter Communications Holdings (a) ......    0.000%   01/15/2011       50,000                 31,625
    Charter Communications LLC ...............    8.625%   04/01/2009      125,000                119,375
    CSC Holdings, Inc. .......................    9.875%   02/15/2013      150,000                159,750
    Diamond Cable Communications Plc .........    9.125%   02/01/2008      125,000                 78,125
    International CableTel, Inc. .............   11.500%   02/01/2006       75,000                 51,375
    TeleWest Communications Plc ..............   11.250%   11/01/2008       50,000                 44,750
    United International Holdings, Inc. (a) ..    0.000%   02/15/2008      100,000                 31,500
                                                                                              -----------
                                                                                                  516,500
  CHEMICALS & PLASTICS -- (3.9%)
    Foamex LP ................................    9.875%   06/15/2007       50,000                 32,750
    Huntsman ICI Chemicals LLC ...............   10.125%   07/01/2009       50,000                 49,750
    Lyondell Chemical Company ................   10.875%   05/01/2009       50,000                 50,125
    Texas Petrochemicals Corporation .........   11.125%   07/01/2006       50,000                 44,750
                                                                                              -----------
                                                                                                  177,375
  CLOTHING & TEXTILES -- (0.9%)
    GFSI, Inc. ...............................    9.625%   03/01/2007       50,000                 38,250
    Glenoit Corporation (b) (f)...............   11.000%   04/15/2007      100,000                  2,500
                                                                                              -----------
                                                                                                   40,750
  CONGLOMERATES -- (0.7%)
    Eagle Picher Industries, Inc. ............    9.375%   03/01/2008       50,000                 34,000
                                                                                              -----------

  CONSUMER PRODUCTS -- (7.3%)
    Albecca, Inc. ............................   10.750%   08/15/2008       50,000                 50,250
    Amscan Holdings, Inc. ....................    9.875%   12/15/2007      100,000                 88,500
    Playtex Products, Inc. (d) ...............    9.375%   06/01/2011       50,000                 51,000
    Revlon Corporation .......................    8.625%   02/01/2008       50,000                 22,750
    Sealy Mattress Company ...................    9.875%   12/15/2007       50,000                 49,500


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-


        NAME OF ISSUER                           INTEREST   MATURITY     PRINCIPAL
      AND TITLE OF ISSUE                           RATE       DATE        AMOUNT                 VALUE
      ------------------                           ----       ----        ------                 -----
CORPORATE BONDS -- (CONTINUED)
  CONSUMER PRODUCTS  -- (CONTINUED)
    Volume Services America, Inc. ............   11.250%   03/01/2009   $   75,000            $    70,875
                                                                                              -----------
                                                                                                  332,875
  CONTAINER & GLASS PRODUCTS -- (2.1%)
    Owens-Illinois, Inc. .....................    7.850%   05/15/2004       50,000                 39,750
    Russell-Stanley Holding, Inc. (f) ........   10.875%   02/15/2009       50,000                  7,750
    Sealed Air Corporation (d) ...............    8.750%   07/01/2008       50,000                 49,625
                                                                                              -----------
                                                                                                   97,125
  ECOLOGICAL SERVICES & EQUIPMENT -- (3.4%)
    Allied Waste North America, Inc. .........   10.000%   08/01/2009      150,000                155,250
                                                                                              -----------

  ELECTRONICS -- (1.9%)
    Electronic Retailing Systems
      International, Inc. ....................   10.000%   08/01/2001        3,516                  1,336
                                                  8.000%   08/01/2004        3,467                    243
    Telecommunications Techniques Company ....    9.750%   05/15/2008      100,000                 83,500
                                                                                              -----------
                                                                                                   85,079
  FOOD PRODUCTS -- (2.9%)
    Agrilink Foods, Inc. .....................   11.875%   11/01/2008       50,000                 45,500
    Eagle Family Foods, Inc. .................    8.750%   01/15/2008      150,000                 87,000
                                                                                              -----------
                                                                                                  132,500
  FOREST PRODUCTS -- (1.7%)
    Stone Container Corporation ..............   12.580%   08/01/2016       75,000                 78,750
                                                                                              -----------

  HEALTH CARE -- (6.5%)
    Conmed Corporation .......................    9.000%   03/15/2008      100,000                 98,500
    Hudson Respiratory Care, Inc. ............    9.125%   04/15/2008      100,000                 50,500
    Kinetic Concepts, Inc. ...................    9.625%   11/01/2007       50,000                 45,750
    Magellan Health Services, Inc. (d) .......    9.375%   11/15/2007       50,000                 51,000
    Triad Hospitals, Inc. (d) ................    8.750%   05/01/2009       50,000                 51,000
                                                                                              -----------
                                                                                                  296,750
  HOTELS, MOTELS, INNS & CASINOS -- (4.9%)
    Felcor Lodging LP (d) ....................    8.500%   06/01/2011       50,000                 48,000
    Florida Panthers Holdings, Inc. ..........    9.875%   04/15/2009       75,000                 78,375
    HMH Properties, Inc. .....................    7.875%   08/01/2005      100,000                 97,000
                                                                                              -----------
                                                                                                  223,375
  INDUSTRIAL PRODUCTS & EQUIPMENT -- (4.7%)
    Amphenol Corporation .....................    9.875%   05/15/2007       60,000                 63,300
    Cabot Safety Acquisition Corporation .....   12.500%   07/15/2005       50,000                 50,250
    Continental Global Group, Inc. ...........   11.000%   04/01/2007       50,000                 21,250
    International Utility Structures, Inc. ...   10.750%   02/01/2008       50,000                 27,750
    ISG Resources, Inc. ......................   10.000%   04/15/2008       50,000                 26,750
    Neenah Corporation .......................   11.125%   05/01/2007       50,000                 27,250
                                                                                              -----------
                                                                                                  216,550
  LEISURE & ENTERTAINMENT -- (1.8%)
    Premier Parks, Inc. (a) ..................    0.000%   04/01/2008      100,000                 82,500
                                                                                              -----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-


        NAME OF ISSUER                           INTEREST   MATURITY     PRINCIPAL
      AND TITLE OF ISSUE                           RATE       DATE        AMOUNT                 VALUE
      ------------------                           ----       ----        ------                 -----
CORPORATE BONDS -- (CONTINUED)
  MACHINERY & EQUIPMENT -- (4.1%)
    AGCO Corporation (d) .....................    9.500%   05/01/2008   $   50,000            $    48,750
    Briggs & Stratton Corporation (d) ........    8.875%   03/15/2011       50,000                 49,883
    Clark Material Handling Corporation (b)(f)   10.750%   11/15/2006       75,000                  1,875
    Fairchild Corporation ....................   10.750%   04/15/2009       50,000                 40,250
    United Rentals, Inc. .....................    9.250%   01/15/2009       50,000                 47,000
                                                                                              -----------
                                                                                                  187,758
  MANUFACTURING -- (2.2%)
    Dresser, Inc. (d) ........................    9.375%   04/15/2011       50,000                 51,750
    Hexcel Corporation .......................    7.000%   08/01/2003       50,000                 49,750
                                                                                              -----------
                                                                                                  101,500
  OIL & GAS -- (2.0%)
    Continental Resources, Inc. ..............   10.250%   08/01/2008       50,000                 43,750
    Lone Star Technologies, Inc. (d) .........    9.000%   06/01/2011       50,000                 49,000
                                                                                              -----------
                                                                                                   92,750
  PRINTING & PUBLISHING -- (1.1%)
    Quebecor Media, Inc. (d) .................   11.125%   07/15/2011       50,000                 48,897
                                                                                              -----------

  RETAIL -- (1.1%)
    Michaels Stores, Inc. (d) ................    9.250%   07/01/2009       50,000                 50,000
                                                                                              -----------

  STEEL -- (0.2%)
    Republic Technologies International, Inc.    13.750%   07/15/2009       75,000                  7,875
                                                                                              -----------

  SURFACE TRANSPORTATION -- (1.9%)
    Allied Holdings, Inc. ....................    8.625%   10/01/2007       50,000                 34,250
    Holt Group, Inc. (b) (f)..................    9.750%   01/15/2006       75,000                  1,875
    Stena AB .................................   10.500%   12/15/2005       50,000                 49,500
                                                                                              -----------
                                                                                                   85,625
  TELECOMMUNICATIONS & CELLULAR -- (8.7%)
    Alamosa Holdings, Inc. (a) ...............    0.000%   02/15/2010      100,000                 46,500
    Call-Net Enterprises, Inc. (a) ...........    0.000%   08/15/2007      100,000                 21,500
    Global Crossing Holdings Ltd. ............    9.500%   11/15/2009       50,000                 38,500
    Level 3 Communications, Inc. (a) .........    0.000%   12/01/2008      150,000                 38,250
    McLeodUSA, Inc. (a) ......................    0.000%   03/01/2007       75,000                 40,875
    Millicom International Cellular S.A. (a) .   13.500%   06/01/2006       50,000                 44,250
    NEXTEL Communications, Inc. ..............    9.375%   11/15/2009      100,000                 79,500
    Nextlink Communications, Inc. (a) ........    0.000%   06/01/2009      150,000                 21,750
    PSInet, Inc. .............................   10.000%   02/15/2005      100,000                  7,000
    Triton PCS, Inc. (a) .....................    0.000%   05/01/2008       75,000                 60,375
    Viatel, Inc. (a) .........................    0.000%   04/15/2008       50,000                    750
    Winstar Communications, Inc. .............   14.750%   04/15/2010       50,000                    625
                                                                                              -----------
                                                                                                  399,875


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-


        NAME OF ISSUER                           INTEREST   MATURITY     PRINCIPAL
      AND TITLE OF ISSUE                           RATE       DATE        AMOUNT                 VALUE
      ------------------                           ----       ----        ------                 -----
  UTILITIES -- (2.1%)
    Calpine Corporation .......................   8.500%   02/15/2011   $   50,000            $    48,344
    CMS Energy Corporation ....................   8.500%   04/15/2011       50,000                 49,101
                                                                                              -----------
                                                                                                   97,445

     TOTAL CORPORATE BONDS -- (Cost $5,370,944)                                       88.6%     4,050,504
                                                                                              -----------

        NAME OF ISSUER
      AND TITLE OF ISSUE                                               SHARES                    VALUE
      ------------------                                               ------                    -----
  BROADCAST RADIO & TELEVISION -- (3.4%)
    Pegasus Satellite Commerce, Inc., Series A, 12.75% (c)...........    110                      108,900
    Sinclair Broadcast Group, Inc., 11.625% .........................    500                       47,125
                                                                                              -----------
                                                                                                  156,025
  ELECTRONICS -- (0.0%)
    Electronic Retailing Systems International, Inc. (c).............     26                            0
                                                                                              -----------

  FOOD SERVICES -- (0.0%)
    Nebco Evans Holding Company, PIK, 11.25% (b) (c).................    299                           38
                                                                                              -----------

  PRINTING & PUBLISHING -- (1.8%)
    Primedia, Inc., Series E, 9.20% .................................  1,000                       82,500
                                                                                              -----------

  TELECOMMUNICATIONS & CELLULAR -- (1.1%)
    NEXTEL Communications, Inc., 13.00% (c)..........................     76                       50,540
                                                                                              -----------

      TOTAL PREFERRED STOCKS -- (Cost $304,578)                                     6.3%          289,103
                                                                                              -----------

WARRANTS
  BROADCAST RADIO & TELEVISION -- (0.0%)
    XM Satellite Radio (c) ..........................................     50                        1,012
                                                                                              -----------

  CABLE TELEVISION -- (0.0%)
    Australis Holdings Property Ltd. (c).............................     50                            1
    UIH Australia/Pacific, Inc. (c) .................................    125                          156
                                                                                              -----------
                                                                                                      157
  CONSUMER PRODUCTS -- (0.0%)
    Jostens, Inc. (c)................................................     50                        1,012
                                                                                              -----------

  ELECTRONICS -- (0.0%)
    Electronic Retailing Systems International, Inc. (c).............     50                           50
                                                                                              -----------

  SERVICES -- (0.0%)
    Metricom, Inc. (c) ..............................................     50                            1
                                                                                              -----------

  STEEL -- (0.0%)
    Republic Technologies International, Inc. (c)....................     75                            1
                                                                                              -----------

      TOTAL WARRANTS -- (Cost $31,161)                                              0.0%            2,233
                                                                                              -----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-


        NAME OF ISSUER
      AND TITLE OF ISSUE                                               SHARES                    VALUE
      ------------------                                               ------                    -----
COMMON STOCKS
  CABLE TELEVISION -- (0.0%)
    CS Wireless Systems, Inc. (c)....................................     13                  $         0
                                                                                              -----------

  PRINTING & PUBLISHING -- (0.6%)
    Medianews Group, Inc., Class A (c) ..............................    250                       28,750
                                                                                              -----------

      TOTAL COMMON STOCKS -- (Cost $99)                                             0.6%           28,750
                                                                                              -----------

        NAME OF ISSUER                           INTEREST   MATURITY     PRINCIPAL
      AND TITLE OF ISSUE                           RATE       DATE        AMOUNT                 VALUE
      ------------------                           ----       ----        ------                 -----
  REPURCHASE AGREEMENT -- (6.6%)
    State Street Bank and Trust Company (e) ...   2.000%   07/02/2001   $  301,050            $   301,000
                                                                                              -----------

      TOTAL SHORT TERM INVESTMENT --
        (Cost $301,000)                                                                6.6%       301,000
                                                                                              -----------

TOTAL INVESTMENTS -- (Cost $6,007,782)                                               102.1%     4,671,590
LIABILITIES LESS OTHER ASSETS --                                                     (2.1)%       (97,624)
                                                                                     ------   -----------
NET ASSETS --                                                                        100.0%   $ 4,573,966
                                                                                     ======   ===========

(a)  Step bond.  Interest rate is the rate in effect at June 30, 2001.
(b) Issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(c)  Non-income producing security.
(d) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, these securities aggregated $ 650,905 or 14.23% of the net assets of the Portfolio.
(e) The agreement with State Street Bank and Trust Company, dated 06/29/2001, is fully collateralized by a United States Treasury Bond, 10.750%, 02/15/2003, with a value of $ 307,955.
(f) As of June 30, 2001, the following securities held were deemed to be illiquid, and represented 0.37% of the net assets of the Portfolio.


                  Security                        Acquisition           Acquisition
                  --------                           Date                  Cost
                                                     ----                  ----
            Clark Material Handling  Corp.        11/22/1996            $   50,000
            Clark Material Handling  Corp.        12/19/1996                26,077
            Glenoit Corp                           3/26/1997                52,441
            Glenoit Corp                           8/19/1997                55,658
            Holt Group, Inc.                       3/13/1998                76,939
            Russell-Stanley Holding, Inc.          2/05/1999                50,062
            U.S. Office Products Co.               6/05/1998               124,490

PIK  Payment in kind



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)

        NAME OF ISSUER                           INTEREST   MATURITY     PRINCIPAL
      AND TITLE OF ISSUE                           RATE       DATE        AMOUNT                 VALUE
      ------------------                           ----       ----        ------                 -----
GOVERNMENT AND AGENCY SECURITIES
  COLLATERALIZED MORTGAGE OBLIGATIONS --
  (11.3%)
    Federal Agricultural Mortgage
      Corporation (a) (b) .....................   7.014%   01/25/2003   $  665,511            $   676,326
                                                  6.710%   07/25/2008      405,259                413,238
                                                                                              -----------
                                                                                                1,089,564
  FEDERAL AGENCIES -- (8.7%)
    Federal National Mortgage Association .....   7.125%   06/15/2010      550,000                588,180
                                            (a)   7.922%   07/01/2026      100,161                104,153
                                                  6.500%   TBA             150,000                147,497
                                                                                              -----------
                                                                                                  839,830
  MORTGAGE BACKED SECURITIES -- (50.2%)
    FHA Insured Project Loan(b) ...............   3.025%   11/01/2006      190,469                176,481
    FHLMC Participation Certificates(b) .......   8.500%   01/01/2003       11,964                 12,136
                                                 10.000%   10/01/2005       21,908                 23,213
                                                  9.500%   04/01/2007       19,772                 20,634
                                                  9.000%   06/01/2016       53,713                 57,700
                                            (a)   7.806%   08/01/2025       55,564                 57,827
                                            (a)   9.160%   09/25/2028      340,637                364,802
                                                  7.000%   TBA             130,000                132,357
                                                  6.500%   TBA             100,000                100,500
                                                  7.500%   TBA             500,000                510,080
    FNMA Guaranteed Real Estate Mortgage
      Investment Pass-Thru Certificates .......   8.400%   02/25/2009       53,737                 54,202
                                                  7.367%   10/01/2009      261,525                274,659
                                            (a)   7.300%   08/17/2018      235,000                243,876
                                                 11.000%   02/01/2019      334,502                373,822
                                                 11.500%   02/01/2019      305,291                342,292
                                                  9.500%   03/25/2019      276,077                297,852
                                            (a)   7.403%   04/01/2020       59,464                 59,669
                                                 10.000%   04/01/2020       47,086                 51,266
                                                  7.000%   06/25/2022      200,610                204,287
                                            (a)   7.777%   05/01/2027      249,667                258,897
                                            (a)   6.448%   11/01/2035      245,201                248,415
    GNMA Guaranteed Pass-Thru Certificates ....   9.000%   12/15/2006       42,151                 43,996
                                                  9.000%   01/15/2008       36,234                 37,195
                                                  9.000%   12/15/2017      341,257                370,183
                                                  6.375%   03/20/2018      137,524                140,985
                                                  7.500%   04/15/2024      110,126                113,676
                                                  7.500%   TBA             250,000                256,327
                                                                                              -----------
                                                                                                4,827,329
  U.S. GOVERNMENT SECURITIES -- (33.7%)
    U.S. Treasury Bonds .......................   7.250%   05/15/2016      430,000                489,434
                                                  8.000%   11/15/2021      325,000                404,854
                                                  7.500%   11/15/2024      115,000                138,102
                                                  6.000%   02/15/2026      375,000                379,376


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-


        NAME OF ISSUER                           INTEREST   MATURITY     PRINCIPAL
      AND TITLE OF ISSUE                           RATE       DATE        AMOUNT                 VALUE
      ------------------                           ----       ----        ------                 -----
GOVERNMENT AND AGENCY SECURITIES  --
  (CONTINUED)
  U.S. GOVERNMENT SECURITIES -- (CONTINUED)
    U.S. Treasury Bonds (b) ...................   6.125%   08/15/2029   $  300,000            $   311,225
                                                  6.250%   05/15/2030       85,000                 90,166
    U.S. Treasury Notes .......................   5.750%   11/15/2005      560,000                576,870
                                                  5.750%   08/15/2010      240,000                245,664
                                                  5.000%   02/15/2011      625,000                606,641
                                                                                              -----------
                                                                                                3,242,332

      TOTAL GOVERNMENT AND AGENCY
        SECURITIES -- (Cost $9,950,801)                                              103.9%     9,999,055
                                                                                              -----------

CORPORATE BONDS
  BANKS -- (6.1%)
    GS Escrow Corporation .....................   7.000%   08/01/2003      390,000                390,207
    J.P. Morgan Chase & Co. ...................   6.750%   02/01/2011      195,000                195,613
                                                                                              -----------
                                                                                                  585,820
  BROADCASTING -- (3.3%)
    AOL Time Warner, Inc. .....................   8.110%   08/15/2006      300,000                321,238
                                                                                              -----------

      TOTAL CORPORATE BONDS -- (Cost $907,838)                                         9.4%       907,058
                                                                                              -----------

TOTAL INVESTMENTS -- (Cost $10,858,639)                                              113.3%    10,906,113
LIABILITIES LESS OTHER ASSETS --                                                    (13.3)%    (1,282,695)
                                                                                     ------   -----------
NET ASSETS --                                                                        100.0%   $ 9,623,418
                                                                                     ======   ===========

(a) Variable rate instrument. Interest rate is the rate in effect at June 30, 2001.
(b)   Segregated securities for forward commitments.


See notes to financial statements.

                       (This page left bank intentionally)

                         VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 2001 (Unaudited)


                                                            SMALL CAP       WORLD
                                                             GROWTH         EQUITY         GROWTH
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                            ---------      ---------      ---------
ASSETS
  Investments - securities, at value....................  $ 11,761,931   $ 10,137,915   $ 34,567,407
  Investments - repurchase agreements...................             -              -      7,588,000
  Foreign currency holdings, at value (cost $25,499)....             -         25,324              -
  Cash..................................................             -              -            912
  Receivable for securities sold........................       439,897         22,566      1,304,891
  Prepaid expenses......................................         1,631          1,282          3,283
  Income receivable.....................................            46          4,309         20,794
  Foreign income tax reclaim receivable.................             -         12,022              -
  Due from adviser......................................             -         11,481              -
                                                          ------------   ------------   ------------
   TOTAL ASSETS.........................................    12,203,505     10,214,899     43,485,287

LIABILITIES
  Payable for trust shares redeemed.....................       425,864        151,136        750,409
  Cash Overdraft........................................       357,779        122,510              -
  Advisory fee payable..................................         8,112              -         55,111
  Payable for securities purchased......................         7,300         30,159      4,859,994
  Unrealized depreciation on forward foreign currency
    contracts...........................................             -            424              -
  Accounts payable and accrued expenses.................        30,863         30,361         30,976
                                                          ------------   ------------   ------------
   TOTAL LIABILITIES....................................       829,918        334,590      5,696,490
                                                          ------------   ------------   ------------
   TOTAL NET ASSETS.....................................  $ 11,373,587   $  9,880,309   $ 37,788,797
                                                          ============   ============   ============

NET ASSETS
  Paid in Capital.......................................  $ 13,347,005   $  3,984,612   $ 20,778,721
  Undistributed (distributions in excess of) net
    investment income...................................       (88,257)         8,307        (95,099)
  Accumulated net realized gain (loss) on investments
    and foreign currency transactions...................    (1,206,170)     5,070,519     13,386,673
  Net unrealized appreciation (depreciation) of:
    Investments.........................................      (678,991)       818,904      3,718,502
    Foreign currency....................................             -         (2,033)             -
                                                          ------------   ------------   ------------
    TOTAL NET ASSETS....................................  $ 11,373,587   $  9,880,309   $ 37,788,797
                                                          ============   ============   ============

NET ASSET VALUE PER SHARE
  (based on shares of beneficial interest
  outstanding, unlimited number of shares authorized
  without par value)....................................  $     15.182   $     14.041   $     28.506
  Total shares outstanding at end of period.............       749,125        703,683      1,325,659
  Cost of investment securities.........................  $ 12,440,922   $  9,319,011   $ 38,436,905


See notes to financial statements.

    MATRIX           GROWTH &        MULTIPLE        HIGH INCOME    U.S. GOVERNMENT
    EQUITY           INCOME         STRATEGIES          BOND             BOND
   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
   ---------        ---------        ---------        ---------        ---------
  $10,531,254      $15,710,895      $27,680,546      $4,370,590       $10,906,113
            -                -                -         301,000                 -
            -                -                -               -                 -
            -                -                -           1,652                 -
      450,274        1,045,048        4,403,782               -                 -
        1,327            1,327            2,825             516             1,026
        6,487           22,114           23,516         115,280           141,016
            -            5,302                -               -                 -
            -                -                -           7,491             3,851
  -----------      -----------      -----------      ----------       -----------
   10,989,342       16,784,686       32,110,669       4,796,529        11,052,006

      327,772          528,680          762,766          87,414            46,911
      413,048          842,810        3,574,737               -           206,071
        2,810           16,965           39,967               -                 -
            -          135,132                -          98,897         1,153,591

            -                -                -               -                 -
       26,826           25,621           28,157          36,252            22,015
  -----------      -----------      -----------      ----------       -----------
      770,456        1,549,208        4,405,627         222,563         1,428,588
  -----------      -----------      -----------      ----------       -----------
  $10,218,886      $15,235,478      $27,705,042      $4,573,966       $ 9,623,418
  ===========      ===========      ===========      ==========       ===========

  $10,261,539      $11,722,162      $19,124,753      $7,097,935       $ 8,975,510

        3,059          216,976          196,832         982,630         1,050,875

     (381,105)       1,756,221        4,745,813      (2,170,407)         (450,441)

      335,393        1,540,119        3,637,644      (1,336,192)           47,474
            -                -                -               -                 -
  -----------      -----------      -----------      ----------       -----------
  $10,218,886      $15,235,478      $27,705,042      $4,573,966       $ 9,623,418
  ===========      ===========      ===========      ==========       ===========



  $    11.754      $    15.425      $    14.668      $    6.606       $    10.760
      869,402          987,715        1,888,864         692,365           894,368
  $10,195,861      $14,170,776      $24,042,902      $6,007,782       $10,858,639

                         VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
               For the Six Months Ended June 30, 2001 (Unaudited)


                                              SMALL CAP      WORLD
                                               GROWTH       EQUITY       GROWTH
                                              PORTFOLIO    PORTFOLIO    PORTFOLIO
                                              ---------    ---------    ---------
INVESTMENT INCOME
  Interest income.........................  $     5,828   $    1,035    $    73,375
  Dividend income.........................          373      103,069        128,736
  Foreign taxes withheld..................            -      (12,022)             -
                                            -----------   -----------   -----------
    TOTAL INCOME..........................        6,201       92,082        202,111

EXPENSES
  Advisory fee............................       59,474       41,643        181,810
  Administrative fee......................       22,884       18,063         65,539
  Custodian fee...........................       29,736       66,731         26,885
  Professional fees and expenses..........       11,835       11,835         11,739
  Trustees fee and expenses...............        7,945        7,387         10,829
  Transfer agent fee......................        2,443          832            832
                                            -----------   -----------   -----------
   TOTAL EXPENSES.........................      134,317      146,491        297,634
                                            -----------   -----------   -----------
  Expenses borne by the adviser...........      (39,630)     (73,372)             -
  Expense reductions......................         (229)        (157)          (424)
                                            -----------   -----------   -----------
   NET EXPENSES...........................       94,458       72,962        297,210
                                            -----------   -----------   -----------
    NET INVESTMENT INCOME (LOSS)..........      (88,257)      19,120        (95,099)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments...   (1,728,480)    (888,312)     5,221,533
Net realized gain (loss) on foreign
 currency transactions....................            -       12,111              -
Change in net unrealized appreciation
 (depreciation) of:
  Investments.............................   (2,823,575)    (722,134)   (10,459,291)
  Foreign currency........................            -      (13,067)             -
                                            -----------   -----------   -----------
   NET REALIZED AND UNREALIZED GAIN (LOSS)   (4,552,055)  (1,611,402)    (5,237,758)
                                            -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...............  $(4,640,312)  $(1,592,282)  $(5,332,857)
                                            ===========   ===========   ===========


See notes to financial statements.

    MATRIX          GROWTH &         MULTIPLE        HIGH INCOME    U.S. GOVERNMENT
    EQUITY           INCOME         STRATEGIES          BOND             BOND
   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
   ---------        ---------        ---------        ---------        ---------
  $    2,067       $   15,580       $  215,631       $  275,777       $  355,552
      72,681          169,229           78,119           10,703                -
          (8)          (4,378)               -                -                -
  ----------       ----------       -----------      ----------       ----------
      74,740          180,431          293,750          286,480          355,552

      40,524           74,543          130,108           19,705           32,978
      16,679           24,264           47,532            9,008           14,878
      30,393           24,886           25,814           26,331           24,175
      11,835           11,835           11,828           12,577           12,102
       7,302            7,446            9,576            6,542            6,908
         832            2,442              832              839              832
  ----------       ----------       -----------      ----------       ----------
     107,565          145,416          225,690           75,002           91,873
  ----------       ----------       -----------      ----------       ----------
     (35,817)         (21,089)          (2,343)         (41,168)         (45,083)
         (67)             (88)            (304)             (54)             (71)
  ----------       ----------       -----------      ----------       ----------
      71,681          124,239          223,043           33,780           46,719
  ----------       ----------       -----------      ----------       ----------
       3,059           56,192           70,707          252,700          308,833


  (1,661,014)       1,747,250        1,976,533         (625,782)          85,696
           -                -                -                -                -

   1,143,110         (999,570)      (5,471,455)         425,166         (106,972)
           -                -                -                -                -
  ----------       ----------       -----------      ----------       ----------

    (517,904)         747,680       (3,494,922)        (200,616)         (21,276)
  ----------       ----------       -----------      ----------       ----------

  $ (514,845)      $  803,872       $(3,424,215)     $   52,084       $  287,557
  ==========       ==========       ===========      ==========       ==========

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SMALL CAP GROWTH PORTFOLIO
                                                                           SIX MONTHS ENDED
                                                                               06/30/01            YEAR ENDED
                                                                              (UNAUDITED)           12/31/00
                                                                              -----------           --------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss) ....................................        $    (88,257)        $   (307,350)
    Net realized gain (loss) on investments .........................          (1,728,480)             901,858
    Net realized gain (loss) on foreign currency transactions .......                  --                   --
    Change in net unrealized appreciation (depreciation) of:
      Investments ...................................................          (2,823,575)          (4,871,399)
      Foreign currency ..............................................                  --                   --
                                                                             ------------         ------------
    Net increase (decrease) in net assets resulting from operations .          (4,640,312)          (4,276,891)

  Dividends and distributions to Shareholders from:
    Net investment income ...........................................                  --                   --
    Net realized gain on investments ................................                  --           (3,196,241)
                                                                             ------------         ------------
    Net decrease in net assets resulting from distributions .........                  --           (3,196,241)

  Trust share transactions:
    Shares sold .....................................................           5,655,828           15,811,756
    Shares issued to shareholders in reinvestments ..................                  --            3,196,241
    Shares repurchased ..............................................          (9,024,753)         (11,249,766)
                                                                             ------------         ------------
    Net increase (decrease) in net assets resulting from
      trust share transactions ......................................          (3,368,925)           7,758,231
                                                                             ------------         ------------
    Total increase (decrease) in net assets .........................          (8,009,237)             285,099
  Net assets
    Beginning of year ...............................................          19,382,824           19,097,725
                                                                             ------------         ------------
    END OF PERIOD (1) ...............................................        $ 11,373,587         $ 19,382,824
                                                                             ============         ============

    (1) Including undistributed (distributions in
    excess of) net investment income ................................        $    (88,257)        $         --

CHANGE IN FUND SHARES:
    Shares sold .....................................................             387,921              548,356
    Shares issued to shareholders in reinvestments ..................                  --              112,283
    Shares repurchased ..............................................            (596,561)            (403,333)
                                                                             ------------         ------------
      Net (decrease) increase .......................................            (208,640)             257,306
                                                                             ============         ============

See notes to financial statements.

       WORLD EQUITY PORTFOLIO                        GROWTH PORTFOLIO                      MATRIX EQUITY PORTFOLIO
SIX MONTHS ENDED                          SIX MONTHS ENDED                          SIX MONTHS ENDED
    06/30/01            YEAR ENDED            06/30/01            YEAR ENDED            06/30/01            YEAR ENDED
   (UNAUDITED)           12/31/00            (UNAUDITED)           12/31/00            (UNAUDITED)           12/31/00
   -----------           --------            -----------           --------            -----------           --------
  $     19,120         $    (71,536)        $    (95,099)        $   (251,189)        $      3,059         $     (1,493)
      (888,312)           6,151,556            5,221,533            8,180,440           (1,661,014)           1,377,061
        12,111              (27,144)                  --                   --                   --                   --

      (722,134)          (7,031,936)         (10,459,291)         (18,142,005)           1,143,110           (3,760,703)
       (13,067)              36,877                   --                   --                   --                   --
  ------------         ------------         ------------         ------------         ------------         ------------
    (1,592,282)            (942,183)          (5,332,857)         (10,212,754)            (514,845)          (2,385,135)


            --              (58,378)                  --                   --                   --              (13,840)
            --           (4,040,754)                  --          (23,467,203)                  --           (3,996,674)
  ------------         ------------         ------------         ------------         ------------         ------------
            --           (4,099,132)                  --          (23,467,203)                  --           (4,010,514)


         7,188            4,805,277            2,233,571            7,341,732              181,052              564,385
            --            4,099,132                   --           23,467,203                   --            4,010,514
    (3,625,425)         (13,717,914)         (17,903,837)         (17,152,381)          (3,364,258)          (6,508,338)
  ------------         ------------         ------------         ------------         ------------         ------------

    (3,618,237)          (4,813,505)         (15,670,266)          13,656,554           (3,183,206)          (1,933,439)
  ------------         ------------         ------------         ------------         ------------         ------------
    (5,210,519)          (9,854,820)         (21,003,123)         (20,023,403)          (3,698,051)          (8,329,088)

    15,090,828           24,945,648           58,791,920           78,815,323           13,916,937           22,246,025
  ------------         ------------         ------------         ------------         ------------         ------------
  $  9,880,309         $ 15,090,828         $ 37,788,797         $ 58,791,920         $ 10,218,886         $ 13,916,937
  ============         ============         ============         ============         ============         ============


  $      8,307         $    (10,813)        $    (95,099)        $         --         $      3,059         $         --


           521              212,667               72,260              155,146               16,029               35,622
            --              235,300                   --              620,110                   --              283,606
      (258,805)            (682,779)            (622,517)            (385,920)            (285,067)            (395,372)
  ------------         ------------         ------------         ------------         ------------         ------------
      (258,284)            (234,812)            (550,257)             389,336             (269,038)             (76,144)
  ============         ============         ============         ============         ============         ============

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 GROWTH & INCOME PORTFOLIO
                                                                           SIX MONTHS ENDED
                                                                               06/30/01            YEAR ENDED
                                                                              (UNAUDITED)           12/31/00
                                                                              -----------           --------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss) ....................................        $     56,192         $    162,905
    Net realized gain (loss) on investments .........................           1,747,250               58,931
    Net realized gain (loss) on foreign currency transactions .......                  --                   --
    Change in net unrealized appreciation (depreciation) of:
      Investments ...................................................            (999,570)           1,177,982
      Foreign currency ..............................................                  --                   --
                                                                             ------------         ------------
    Net increase (decrease) in net assets resulting from operations .             803,872            1,399,818

  Dividends and distributions to Shareholders from:
    Net investment income ...........................................                  --             (169,148)
    Net realized gain on investments ................................                  --           (3,506,234)
                                                                             ------------         ------------
    Net decrease in net assets resulting from distributions .........                  --           (3,675,382)

  Trust share transactions:
    Shares sold .....................................................           1,914,090            2,819,065
    Shares issued to shareholders in reinvestments ..................                  --            3,675,382
    Shares repurchased ..............................................          (8,330,248)         (10,503,548)
                                                                             ------------         ------------
    Net increase (decrease) in net assets resulting from
      trust share transactions ......................................          (6,416,158)          (4,009,101)
                                                                             ------------         ------------
    Total increase (decrease) in net assets .........................          (5,612,286)          (6,284,665)
  Net assets
    Beginning of year ...............................................          20,847,764           27,132,429
                                                                             ------------         ------------
    END OF YEAR (1) .................................................        $ 15,235,478         $ 20,847,764
                                                                             ============         ============

    (1) Including undistributed (distributions in
    excess of) net investment income ................................        $    216,976         $    160,784

CHANGE IN FUND SHARES:
    Shares sold .....................................................             127,817              186,229
    Shares issued to shareholders in reinvestments ..................                  --              270,327
    Shares repurchased ..............................................            (535,349)            (701,845)
                                                                             ------------         ------------
      Net (decrease) increase .......................................            (407,532)            (245,289)
                                                                             ============         ============

See notes to financial statements.

   MULTIPLE STRATEGIES PORTFOLIO               HIGH INCOME BOND PORTFOLIO              U.S. GOVERNMENT BOND PORTFOLIO
SIX MONTHS ENDED                          SIX MONTHS ENDED                          SIX MONTHS ENDED
    06/30/01            YEAR ENDED            06/30/01            YEAR ENDED            06/30/01            YEAR ENDED
   (UNAUDITED)           12/31/00            (UNAUDITED)           12/31/00            (UNAUDITED)           12/31/00
   -----------           --------            -----------           --------            -----------           --------
  $     70,707         $    126,125         $    252,700         $    799,809         $    308,833         $    802,295
     1,976,533            2,769,281             (625,782)            (897,824)              85,696             (186,343)
            --                   --                   --                   --                   --                   --

    (5,471,455)          (8,868,559)             425,166             (967,432)            (106,972)             675,651
            --                   --                   --                   --                   --                   --
  ------------         ------------         ------------         ------------         ------------         ------------
    (3,424,215)          (5,973,153)              52,084           (1,065,447)             287,557            1,291,603


            --             (137,538)                  --           (1,653,705)                  --             (814,114)
            --           (7,638,542)                  --                   --                   --                   --
  ------------         ------------         ------------         ------------         ------------         ------------
            --           (7,776,080)                  --           (1,653,705)                  --             (814,114)


       596,142            9,064,413               14,244            1,726,568            3,006,424            2,651,191
            --            7,776,080                   --            1,653,705                   --              814,114
   (11,954,671)         (11,009,732)          (1,437,449)         (10,182,599)          (4,464,304)          (5,736,625)
  ------------         ------------         ------------         ------------         ------------         ------------

   (11,358,529)           5,830,761           (1,423,205)          (6,802,326)          (1,457,880)          (2,271,320)
  ------------         ------------         ------------         ------------         ------------         ------------
   (14,782,744)          (7,918,472)          (1,371,121)          (9,521,478)          (1,170,323)          (1,793,831)

    42,487,786           50,406,258            5,945,087           15,466,565           10,793,741           12,587,572
  ------------         ------------         ------------         ------------         ------------         ------------
  $ 27,705,042         $ 42,487,786         $  4,573,966         $  5,945,087         $  9,623,418         $ 10,793,741
  ============         ============         ============         ============         ============         ============


  $    196,832         $    126,125         $    982,630         $    729,930         $  1,050,875         $    742,042


        39,511              451,746                2,094              187,630              280,891              258,682
            --              413,428                   --              229,276                   --               82,432
      (808,215)            (569,412)            (212,134)          (1,173,806)            (417,476)            (554,188)
  ------------         ------------         ------------         ------------         ------------         ------------
      (768,704)             295,762             (210,040)            (756,900)            (136,585)            (213,074)
  ============         ============         ============         ============         ============         ============

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                             SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2001    ------------------------------------------------------------
                                                (UNAUDITED)       2000         1999         1998         1997         1996
                                                -----------       ----         ----         ----         ----         ----
NET ASSET VALUE AT BEGINNING OF PERIOD ...        $20.238       $27.265      $15.098      $15.578      $16.050      $12.638
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Loss(3) ................         (0.096)       (0.371)      (0.199)      (0.000)      (0.152)      (0.091)
   Net Realized and Unrealized Gain
      (Loss) on Investments ..............         (4.960)       (2.562)      12.366       (0.480)       0.243        3.560
                                                  -------       -------      -------      -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS .........         (5.056)       (2.933)      12.167       (0.480)       0.091        3.469
                                                  -------       -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
   From Net Investment Income ............         (0.000)       (0.000)      (0.000)      (0.000)      (0.000)      (0.000)
   From Net Realized Capital Gains .......         (0.000)       (4.094)      (0.000)      (0.000)      (0.435)      (0.057)
   In Excess of Net Realized Capital Gains         (0.000)       (0.000)      (0.000)      (0.000)      (0.128)      (0.000)
                                                  -------       -------      -------      -------      -------      -------
   Total Distributions ...................         (0.000)       (4.094)      (0.000)      (0.000)      (0.563)      (0.057)
                                                  -------       -------      -------      -------      -------      -------

NET ASSET VALUE AT END OF PERIOD .........        $15.182       $20.238      $27.265      $15.098      $15.578      $16.050
                                                  =======       =======      =======      =======      =======      =======

TOTAL RETURN (1) (2) .....................         (24.93)%      (15.10)%      80.66%       (3.12)%       0.73%       27.39%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's) ...        $11,374       $19,383      $19,098      $14,638      $18,254      $13,803
   Ratios to Average Net Assets:
      Gross Expenses (4) .................           1.92%         1.52%        1.68%        1.84%        1.79%        2.38%
      Net Expenses (4) ...................           1.35%         1.35%        1.35%        1.35%        1.35%        1.35%
      Net Investment Loss(4) .............          (1.26)%       (1.30)%      (1.23)%      (1.20)%      (1.06)%      (0.90)%
   Portfolio Turnover Rate ...............          52.29%       141.51%      172.48%      105.35%      104.72%       72.66%

(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(3) For periods ended after December 31, 1998, calculation is based on monthly average shares outstanding during the period.
(4)   Annualized for periods of less than one year.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                               SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2001    ------------------------------------------------------------
                                                  (UNAUDITED)       2000         1999         1998         1997         1996
                                                  -----------       ----         ----         ----         ----         ----
NET ASSET VALUE AT BEGINNING OF PERIOD .....        $15.687       $20.844      $13.618      $14.084      $15.062      $13.823
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)(3) .........          0.022        (0.063)       0.277        0.130        0.068        0.016
   Net Realized and Unrealized Gain
      (Loss) on Investments ................         (1.668)       (0.759)       7.176        0.593        1.392        1.647
                                                    -------       -------      -------      -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS ...........         (1.646)       (0.822)       7.453        0.723        1.460        1.663
                                                    -------       -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
   From Net Investment Income ..............         (0.000)       (0.062)      (0.070)      (0.165)      (0.161)      (0.013)
   In Excess of Net Investment Income ......         (0.000)       (0.000)      (0.000)      (0.174)      (0.126)      (0.051)
   From Net Realized Capital Gains .........         (0.000)       (4.273)      (0.157)      (0.850)      (2.056)      (0.360)
   In Excess of Net Realized Capital Gains .         (0.000)       (0.000)      (0.000)      (0.000)      (0.095)      (0.000)
                                                    -------       -------      -------      -------      -------      -------
   Total Distributions .....................         (0.000)       (4.335)      (0.227)      (1.189)      (2.438)      (0.424)
                                                    -------       -------      -------      -------      -------      -------

NET ASSET VALUE AT END OF PERIOD ...........        $14.041       $15.687      $20.844      $13.618      $14.084      $15.062
                                                    =======       =======      =======      =======      =======      =======

TOTAL RETURN (1) (2) .......................         (10.50)%       (6.01)%      55.46%        5.11%        9.98%       12.33%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's) .....        $ 9,880       $15,091      $24,946      $23,400      $24,772      $24,534
   Ratios to average net assets:
      Gross Expenses (4) ...................           2.46%         1.70%        1.57%        1.51%        1.47%        1.50%
      Net Expenses (4) .....................           1.23%         1.20%        1.20%        1.20%        1.20%        1.20%
      Net Investment Income (Loss)(4) ......           0.32%        (0.32)%       1.71%        0.27%        0.25%        0.10%
   Portfolio Turnover Rate .................          89.42%       224.01%      163.67%      150.22%      120.50%       61.14%

(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(3) For periods ended after December 31, 1999, calculation is based on monthly average shares outstanding during the period.
(4)   Annualized for periods of less than one year.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                         SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2001    ------------------------------------------------------------------
                                            (UNAUDITED)        2000          1999          1998          1997          1996
                                            -----------        ----          ----          ----          ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD       $ 31.340       $ 53.018      $ 41.004      $ 34.702      $ 30.623      $ 25.866
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Loss(3) ............         (0.053)        (0.151)       (0.219)       (0.000)       (0.082)       (0.063)
   Net Realized and Unrealized Gain
      (Loss) on Investments ..........         (2.781)        (4.723)       13.957        11.465         7.226         6.736
                                             --------       --------      --------      --------      --------      --------
TOTAL FROM INVESTMENT OPERATIONS .....         (2.834)        (4.874)       13.738        11.465         7.144         6.673
                                             --------       --------      --------      --------      --------      --------
LESS DISTRIBUTIONS:
   From Net Investment Income ........         (0.000)        (0.000)       (0.000)       (0.000)       (0.000)       (0.000)
   In Excess of Net Investment Income          (0.000)        (0.000)       (0.000)       (0.000)       (0.000)       (0.002)
   From Net Realized Capital Gains ...         (0.000)       (16.804)       (1.724)       (5.163)       (3.065)       (1.914)
                                             --------       --------      --------      --------      --------      --------
   Total Distributions ...............         (0.000)       (16.804)       (1.724)       (5.163)       (3.065)       (1.916)
                                             --------       --------      --------      --------      --------      --------

NET ASSET VALUE AT END OF PERIOD .....       $ 28.506       $ 31.340      $ 53.018      $ 41.004      $ 34.702      $ 30.623
                                             ========       ========      ========      ========      ========      ========

TOTAL RETURN (1) (2) .................          (9.09)%       (14.65)%       34.53%        33.29%        23.62%        25.74%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)       $ 37,789       $ 58,792      $ 78,815      $ 84,863      $ 65,273      $ 54,565
   Ratios to average net assets:
      Gross Expenses(4) ..............           1.15%          1.03%         1.02%         1.03%         1.10%         1.17%
      Net Expenses(4) ................           1.14%          1.03%         1.02%         1.02%         1.10%         1.17%
      Net Investment Loss(4) .........          (0.37)%        (0.35)%       (0.49)%       (0.39)%       (0.25)%       (0.23)%
   Portfolio Turnover Rate ...........          93.00%         58.75%        56.23%        86.91%        54.74%        67.82%

(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(3) For periods ended after December 31, 1998, calculation is based on monthly average shares outstanding during the period.
(4)   Annualized for periods of less than one year.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                         SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2001    ------------------------------------------------------------
                                            (UNAUDITED)       2000         1999         1998         1997         1996
                                            -----------       ----         ----         ----         ----         ----
NET ASSET VALUE AT BEGINNING OF PERIOD        $12.225       $18.316      $16.351      $14.275      $15.254      $15.704
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)(3) ...          0.003        (0.001)       0.011        0.047        0.287        0.659
   Net Realized and Unrealized Gain
      (Loss) on Investments ..........         (0.474)       (1.945)       2.271        2.939        2.965        0.063
                                              -------       -------      -------      -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS .....         (0.471)       (1.946)       2.282        2.986        3.252        0.722
                                              -------       -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
   From Net Investment Income ........         (0.000)       (0.014)      (0.000)      (0.056)      (0.291)      (0.654)
   In Excess of Net Investment Income          (0.000)       (0.000)      (0.000)      (0.041)      (0.000)      (0.000)
   From Net Realized Capital Gains ...         (0.000)       (4.131)      (0.317)      (0.813)      (3.940)      (0.518)
                                              -------       -------      -------      -------      -------      -------
   Total Distributions ...............         (0.000)       (4.145)      (0.317)      (0.910)      (4.231)      (1.172)
                                              -------       -------      -------      -------      -------      -------

NET ASSET VALUE AT END OF PERIOD .....        $11.754       $12.225      $18.316      $16.351      $14.275      $15.254
                                              =======       =======      =======      =======      =======      =======

TOTAL RETURN (1) (2) .................          (3.88)%      (13.66)%      14.14%       21.11%       22.05%        4.62%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)        $10,219       $13,917      $22,246      $22,251      $14,521      $14,448
   Ratios to average net assets:
      Gross Expenses(4) ..............           1.73%         1.51%        1.27%        1.48%        1.54%        1.48%
      Net Expenses(4) ................           1.15%         1.15%        1.15%        1.15%        1.15%        1.15%
      Net Investment Income (Loss)(4)            0.05%        (0.01)%       0.06%        0.36%        1.63%        3.74%
   Portfolio Turnover Rate ...........          56.88%       179.78%      127.65%      138.23%      169.75%       19.41%

(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(3) For periods ended after December 31, 1999, calculation is based on monthly average shares outstanding during the period.
(4)   Annualized for periods of less than one year.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                         SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2001    ------------------------------------------------------------
                                            (UNAUDITED)       2000         1999         1998         1997         1996
                                            -----------       ----         ----         ----         ----         ----
NET ASsET VALUE AT BEGINNING OF PERIOD        $14.942       $16.539      $15.901      $14.567      $12.421      $11.171
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income .............          0.104         0.140        0.103        0.112        0.127        0.070
   Net Realized and Unrealized Gain
      on Investments .................          0.379         1.039        0.912        1.696        3.351        1.291
                                              -------       -------      -------      -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS .....          0.483         1.179        1.015        1.808        3.478        1.361
                                              -------       -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
   From Net Investment Income ........         (0.000)       (0.128)      (0.000)      (0.107)      (0.127)      (0.070)
   In Excess of Net Investment Income          (0.000)       (0.000)      (0.000)      (0.005)      (0.000)      (0.001)
   From Net Realized Capital Gains ...         (0.000)       (2.648)      (0.377)      (0.362)      (1.205)      (0.040)
                                              -------       -------      -------      -------      -------      -------
   Total Distributions ...............         (0.000)       (2.776)      (0.377)      (0.474)      (1.332)      (0.111)
                                              -------       -------      -------      -------      -------      -------

NET ASSET VALUE AT END OF PERIOD .....        $15.425       $14.942      $16.539      $15.901      $14.567      $12.421
                                              =======       =======      =======      =======      =======      =======

TOTAL RETURN (1) (2) .................           3.24%         8.79%        6.27%       12.43%       28.20%       12.15%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)        $15,235       $20,848      $27,132      $28,144      $21,061      $10,300
   Ratios to Average Net Assets:
      Gross Expenses(3) ..............           1.46%         1.41%        1.26%        1.33%        1.60%        2.63%
      Net Expenses(3) ................           1.25%         1.25%        1.25%        1.25%        1.25%        1.25%
      Net Investment Income(3) .......           0.57%         0.73%        0.59%        0.70%        1.05%        0.82%
   Portfolio Turnover Rate ...........          17.64%        58.14%       94.46%       78.37%      162.94%      131.85%

(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(3)   Annualized for periods of less than one year.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                            SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001    ------------------------------------------------------------
                                               (UNAUDITED)       2000         1999         1998         1997         1996
                                               -----------       ----         ----         ----         ----         ----
NET ASSET VALUE AT BEGINNING OF PERIOD ..        $15.987       $21.342      $17.143      $14.158      $12.699      $12.043
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income ................          0.057         0.045        0.058        0.078        0.103        0.143
   Net Realized and Unrealized Gain
      (Loss) on Investments .............         (1.376)       (2.250)       4.638        4.035        2.629        2.069
                                                 -------       -------      -------      -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS ........         (1.319)       (2.205)       4.696        4.113        2.732        2.212
                                                 -------       -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
   From Net Investment Income ...........         (0.000)       (0.056)      (0.000)      (0.078)      (0.103)      (0.144)
   In Excess of Net Investment Income (1)         (0.000)       (0.000)      (0.000)      (0.000)      (0.000)      (0.000)
   From Net Realized Capital Gains ......         (0.000)       (3.094)      (0.497)      (1.050)      (1.170)      (1.412)
                                                 -------       -------      -------      -------      -------      -------
   Total Distributions ..................         (0.000)       (3.150)      (0.497)      (1.128)      (1.273)      (1.556)
                                                 -------       -------      -------      -------      -------      -------

NET ASSET VALUE AT END OF PERIOD ........        $14.668       $15.987      $21.342      $17.143      $14.158      $12.699
                                                 =======       =======      =======      =======      =======      =======

TOTAL RETURN (2) (3) ....................          (8.30)%      (12.55)%      28.00%       29.15%       21.79%       18.29%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's) ..        $27,705       $42,488      $50,406      $43,296      $35,119      $31,884
   Ratios to average net assets:
      Gross Expenses (4) ................           1.21%         1.09%        1.10%        1.15%        1.21%        1.32%
      Net Expenses(4) ...................           1.20%         1.08%        1.10%        1.15%        1.19%        1.20%
      Net Investment Income(4) ..........           0.38%         0.25%        0.30%        0.50%        0.69%        1.16%
   Portfolio Turnover Rate ..............          68.75%        55.95%       60.70%       74.00%       45.87%       92.21%

(1)   For 1998 and 1997, amount was less than $0.001 per share.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4)   Annualized for periods of less than one year.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                         SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2001    ------------------------------------------------------------
                                            (UNAUDITED)       2000         1999         1998         1997         1996
                                            -----------       ----         ----         ----         ----         ----
NET ASSET VALUE AT BEGINNING OF PERIOD        $ 6.588       $ 9.321      $ 9.165      $ 9.720      $ 9.173      $ 8.589
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income .............          0.610         1.873        0.881        0.766        0.640        0.596
   Net Realized and Unrealized Gain
      (Loss) on Investments ..........         (0.592)       (2.782)      (0.713)      (0.471)       0.598        0.624
                                              -------       -------      -------      -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS .....          0.018        (0.909)       0.168        0.295        1.238        1.220
                                              -------       -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
   From Net Investment Income ........         (0.000)       (1.824)      (0.001)      (0.691)      (0.681)      (0.596)
   In Excess of Net Investment Income          (0.000)       (0.000)      (0.000)      (0.148)      (0.010)      (0.040)
   From Net Realized Capital Gains ...         (0.000)       (0.000)      (0.011)      (0.011)      (0.000)      (0.000)
                                              -------       -------      -------      -------      -------      -------
   Total Distributions ...............         (0.000)       (1.824)      (0.012)      (0.850)      (0.691)      (0.636)
                                              -------       -------      -------      -------      -------      -------

NET ASSET VALUE AT END OF PERIOD .....        $ 6.606       $ 6.588      $ 9.321      $ 9.165      $ 9.720      $ 9.173
                                              =======       =======      =======      =======      =======      =======

TOTAL RETURN (1) (2) .................           0.28%       (11.45)%       1.83%        3.04%       13.54%       14.20%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)        $ 4,574       $ 5,945      $15,467      $21,516      $17,916      $12,835
   Ratios to average net assets:
      Gross Expenses(3) ..............           2.66%         2.18%        1.50%        1.46%        1.64%        1.99%
      Net Expenses(3) ................           1.20%         1.20%        1.20%        1.20%        1.20%        1.18%
      Net Investment Income(3) .......           8.98%         8.56%        7.50%        6.89%        7.15%        7.96%
   Portfolio Turnover Rate ...........          25.40%        15.29%       38.23%       54.70%       91.54%      105.48%

(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(3)   Annualized for periods of less than one year.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                               SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2001    ------------------------------------------------------------
                                                  (UNAUDITED)       2000         1999         1998         1997         1996
                                                  -----------       ----         ----         ----         ----         ----
NET ASSET VALUE AT BEGINNING OF PERIOD .....        $10.470       $10.118      $10.322      $10.161      $ 9.938      $10.510
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income ...................          0.455         0.803        0.635        0.430        0.630        0.629
   Net Realized and Unrealized Gain
      (Loss) on Investments ................         (0.165)        0.268       (0.831)       0.360        0.299       (0.385)
                                                    -------       -------      -------      -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS ...........          0.290         1.071       (0.196)       0.790        0.929        0.244
                                                    -------       -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
   From Net Investment Income ..............         (0.000)       (0.719)      (0.000)      (0.427)      (0.617)      (0.610)
   In Excess of Net Investment Income ......         (0.000)       (0.000)      (0.000)      (0.008)      (0.000)      (0.000)
   From Net Realized Capital Gains .........         (0.000)       (0.000)      (0.008)      (0.192)      (0.068)      (0.206)
   In Excess of Net Realized Capital Gains .         (0.000)       (0.000)      (0.000)      (0.002)      (0.021)      (0.000)
                                                    -------       -------      -------      -------      -------      -------
   Total Distributions .....................         (0.000)       (0.719)      (0.008)      (0.629)      (0.706)      (0.816)
                                                    -------       -------      -------      -------      -------      -------

NET ASSET VALUE AT END OF PERIOD ...........        $10.760       $10.470      $10.118      $10.322      $10.161      $ 9.938
                                                    =======       =======      =======      =======      =======      =======

TOTAL RETURN (1) (2) .......................           2.77%        11.00%       (1.90)%       7.79%        9.37%        2.36%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's) .....        $ 9,623       $10,794      $12,588      $15,470      $ 9,679      $10,734
   Ratios to average net assets:
      Gross Expenses(3) ....................           1.67%         1.65%        1.39%        1.59%        1.73%        1.66%
      Net Expenses(3) ......................           0.85%         0.85%        0.85%        0.85%        0.85%        0.85%
      Net Investment Income(3) .............           5.62%         6.61%        5.48%        5.43%        5.86%        5.80%
   Portfolio Turnover Rate .................          99.94%        77.92%       68.89%       66.12%      124.75%      244.96%

(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(3)   Annualized for periods of less than one year.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2001 (Unaudited)


NOTE A -- ORGANIZATION

      Variable Investors Series Trust (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 23, 1986. The Trust is an open-end, series management investment company, which currently is comprised of eight series of shares of beneficial interest (the "Portfolios") each of which represents the entire interest in a separate portfolio of investments. The Portfolios are the Small Cap Growth Portfolio, the World Equity Portfolio, the Growth Portfolio, the Matrix Equity Portfolio, the Growth & Income Portfolio, the Multiple Strategies Portfolio, the High Income Bond Portfolio, and the U.S. Government Bond Portfolio.


NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      VALUATION OF INVESTMENTS: The Portfolios' equity securities, including American Depositary Receipts (ADR's) and other forms of depository receipts, traded on a national securities exchange are valued at the last sales price or, if no closing price is available, at a bid price provided by a broker or dealer. Debt securities are generally valued on the basis of valuations furnished by pricing services, which determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect with greater accuracy the fair market value of such securities. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Investments in other mutual funds are valued at the net asset value of those funds. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Trustees.

      FOREIGN SECURITIES: Foreign securities traded on a recognized securities exchange are valued at the last sales price in the principal market where they are traded or, if closing prices are unavailable, at the last bid price available prior to the time a Portfolio's net asset value is determined. Foreign portfolio security prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Foreign securities for which prices cannot be obtained by the quotation services are valued using dealer supplied quotations.

      REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings, and the Portfolio may suffer a loss.

      INVESTMENT TRANSACTIONS: Investment security transactions are recorded on the date of purchase, sale, or maturity. Dividend income is recorded on the ex-dividend date or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Trust becomes aware of its declaration. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-

      FOREIGN CURRENCY TRANSLATIONS: The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Portfolios. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      FORWARD FOREIGN CURRENCY CONTRACTS: Upon the purchase or sale of a security denominated in foreign currency, the Trust may enter into a forward currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction in order to hedge against a change in the foreign currency exchange rate. Accordingly, the Trust would not realize currency gains or losses between the trade and settlement dates on such security transactions. A Portfolio may also engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which their portfolio securities are denominated or quoted.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Trust on each day and the resulting net unrealized appreciation (depreciation) and related net receivable (payable) amounts are determined by using foreign currency exchange rates supplied by a quotation service.

      Realized gain (loss) includes net gains or losses realized by the Trust on contracts which have matured or which the Trust has terminated by entering into an offsetting closing transaction.

      FORWARD COMMITMENTS: To secure prices or yields deemed advantageous at a particular time, each Portfolio of the Trust may enter into a forward commitment in which a Portfolio agrees on trade date to either make or receive delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. For forward commitment purchases, the Portfolio does not earn interest on such security until settlement date.

      FEDERAL INCOME TAXES: Each Portfolio of the Trust is treated as a separate entity for Federal tax purposes. Each Portfolio of the Trust has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Portfolios of the Trust will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including net realized capital gains, for the fiscal year.

      As of December 31, 2000, the High Income Bond Portfolio and the U.S. Government Bond Portfolio had realized capital loss carryforwards, for Federal income tax purposes, of $232,154 and $376,206, which expire on December 31, 2007, respectively, and $1,056,657 and $91,388, which expire on December 31, 2008, respectively, available, to be used to offset future realized capital gains.

      Any net capital and currency losses incurred after October 31, within a Portfolio's tax year, are deemed to arise on the first day of a Portfolio's next tax year. The Portfolios incurred and elected to defer net capital and currency losses as follows, during such period in fiscal 2000:

         PORTFOLIO                          AMOUNT
         ---------                          ------
Small Cap Growth Portfolio                $1,580,118
World Equity Portfolio                       703,059
Growth Portfolio                           1,429,086
Matrix Equity Portfolio                      668,691
Multiple Strategies Portfolio              1,272,651
High Income Bond Portfolio                   248,384
U.S. Government Bond Portfolio                68,543

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-

      EXPENSES: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated equally among the affected Portfolios, allocated on the basis of relative average net assets, or otherwise allocated among the Portfolios as the Trustees may direct or approve.

      DIVIDENDS AND DISTRIBUTIONS: Each of the Portfolios declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to utilization of capital loss carryovers, differing treatments for foreign currency transactions and differences in the timing of recognition of certain capital losses for financial reporting and tax purposes. Both dividends and capital gain distributions are made in shares of such Portfolios unless an election is made on behalf of the shareholder to receive dividends and capital gain distributions in cash.


NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

      First Variable Advisory Services Corp. ("FVAS") is the investment adviser to all Portfolios of the Trust under an investment advisory agreement with the Trust dated September 22, 1994. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated September 22, 1994: Value Line, Inc. as sub-adviser to the Growth and Multiple Strategies Portfolios, State Street Bank and Trust Company through its investment management division State Street Global Advisors as sub-adviser to the Matrix Equity Portfolio, Federated Investment Counseling as sub-adviser to the High Income Bond Portfolio and Strong Capital Management, Inc. as sub-adviser to the U.S. Government Bond Portfolio. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated May 1, 1995:
Pilgrim Baxter & Associates, Ltd. as sub-adviser to the Small Cap Growth Portfolio and Warburg Pincus Asset Management, Inc. as sub-adviser to the Growth & Income Portfolio. FVAS retained the following sub-adviser at its own cost and expense pursuant to a sub-advisory agreement dated December 9, 1996: Evergreen Investment Management Company (formerly known as the Keystone Investment Management Company) as sub-adviser to the World Equity Portfolio.

      FVAS is a Massachusetts corporation which was incorporated on October 8, 1993 and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. FVAS is a wholly-owned subsidiary of First Variable, which is a wholly-owned subsidiary of Irish Life of North America, Inc. ("ILoNA"), which is a wholly-owned subsidiary of Irish Life Plc., of Dublin, Ireland.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by FVAS under the advisory agreements, the Trust pays compensation monthly to FVAS at the following annual rates based on the average daily net assets of each Portfolio taken separately: 0.85% of average daily net assets for the Small Cap Growth Portfolio; 0.70% of the first $200 million of average daily net assets declining to 0.50% of average daily net assets in excess of $500 million for the World Equity Portfolio; 0.70% of average daily net assets for the Growth and the Multiple Strategies Portfolios; 0.65% of the first $100 million of average daily net assets declining to 0.55% of average daily net assets in excess of $100 million for the Matrix Equity Portfolio; 0.75% of average daily net assets for the Growth & Income Portfolio; 0.70% of the first $40 million of average daily net assets declining to 0.50% of average daily net assets in excess of $75 million for the High Income Bond Portfolio; 0.60% of the first $200 million of average daily net assets declining to 0.50% of average daily net assets in excess of $200 million for the U.S. Government Bond Portfolio.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-

LIMITATIONS

      For the six months ended June 30, 2001, First Variable agreed to reduce its compensation for certain services to the Trust (and, if necessary, bear certain expenses of each of the Portfolios) with respect to each of the Portfolios to the extent that Portfolio expenses, other than FVAS's compensation, exceed the annual rate of 0.50% of a Portfolio's average daily net assets (0.25% in the case of the U.S. Government Bond Portfolio). Beginning July 1, First Variable will no longer be reimbursing expenses to the trust.

EXPENSE REDUCTIONS

      State Street Bank and Trust Company, the Trust's custodian, has agreed to compensate the Portfolios and decrease the Trust's custodian expenses for cash balances left uninvested in each of the Portfolios. For the six months ended June 30, 2001 the Trust's expenses were reduced by $ 1,394.

TRUSTEES' COMPENSATION

      Trustees' fees of $10,000 per year, plus $1,500 per meeting of the Board of Trustees and $750 for each Audit Committee meeting attended (if held on a day other than when a Board of Trustees meeting is held), are paid by the Trust to each Trustee who is not an interested person of the Trust, First Variable, ILoNA or FVAS. No remuneration is paid by the Trust to any Trustee or officer of the Trust who is affiliated with First Variable, ILoNA or FVAS.

NOTE D -- INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Portfolio for the six months ended June 30, 2001 were as follows:

                                        NON-                              NON-
                                    GOVERNMENT       GOVERNMENT       GOVERNMENT       GOVERNMENT
                                     PURCHASES        PURCHASES          SALES            SALES
                                    -----------      -----------      -----------      -----------
Small Cap Growth Portfolio ...      $ 7,491,540      $         0      $10,522,475      $         0
World Equity Portfolio .......       10,785,982                0       14,099,986                0
Growth Portfolio .............       43,152,542          525,754       53,614,265        1,039,023
Matrix Equity Portfolio ......        7,091,931                0        9,857,991           54,132
Growth & Income Portfolio ....        3,380,207                0        8,094,859          168,094
Multiple Strategies Portfolio        24,267,764                0       28,027,970        4,529,384
High Income Bond Portfolio ...        1,332,007                0        2,204,292                0
U.S. Government Bond Portfolio        1,080,145       10,698,740        1,736,894       11,131,148

The identified cost for federal income tax purposes of investments owned by each Portfolio (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at June 30, 2001 were as follows:

                                                           GROSS UNREALIZED                NET UNREALIZED
                                  IDENTIFIED COST    APPRECIATION    DEPRECIATION    APPRECIATION/(DEPRECIATION)
                                  ---------------    ------------    ------------    ---------------------------
Small Cap Growth Portfolio ...      $12,440,922       $ 1,834,470    $ 2,513,461            $  (678,991)
World Equity Portfolio .......        9,319,011         1,436,481        617,577                818,904
Growth Portfolio .............       38,436,905         4,225,422        506,920              3,718,502
Matrix Equity Portfolio ......       10,195,861           991,313        655,920                335,393
Growth & Income Portfolio ....       14,170,776         2,172,582        632,463              1,540,119
Multiple Strategies Portfolio        24,042,902         4,203,455        565,811              3,637,644
High Income Bond Portfolio ...        6,007,782           147,435      1,483,627             (1,336,192)
U.S. Government Bond Portfolio       10,858,639           118,928         71,454                 47,474

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2001 (Unaudited)
                                   -CONTINUED-

NOTE E -- FORWARD FOREIGN CURRENCY CONTRACTS

      As of June 30, 2001 the World Equity Portfolio had open 2 forward foreign currency contracts which contractually obligate the Portfolio to deliver currencies at a specified date, as follows:

                                                                                               NET UNREALIZED
              CURRENCY SOLD             SETTLEMENT DATE        COST          VALUE       APPRECIATION(DEPRECIATION)
              -------------             ---------------        ----          -----       --------------------------
2,495,440      Japanese Yen                7/03/2001         $ 20,000      $ 20,019               $    (19)
                                                                                                  ---------
                                                                                                       (19)
                                                                                                  ---------
             CURRENCY PURCHASED
             ------------------
2,495,440      Japanese Yen                7/03/2001           20,424        20,019                   (405)
                                                                                                  ---------
                                                                                                      (405)
                                                                                                  ---------
                                                                                                  $   (424)
                                                                                                  ========

NOTE F -- SUBSTITUTION ORDER

      On June 21, 2001, First Variable filed an application for a substitution order with the SEC. It is the intention of First Variable, upon SEC approval, to substitute each series of the Trust with an investment fund with a similar investment objective as noted below.

     VIST Fund                                  Proposed Fund
     ---------                                  -------------
SSGA Matrix Equity                     American Century VP Income & Growth
Warburg Pincus Growth & Income         Fidelity VIP Growth & Income
Value Line Growth                      American Century VP Ultra
Value Line Multiple Strategies         Fidelity VIP II Contrafund
Pilgrim Baxter Small Cap Growth        Pilgrim Baxter Small Cap Growth
Evergreen World Equity                 American Century VP International Growth
Federated High Income Bond             Federated High Income Bond II
Strong U.S. Government Bond            Federated U.S. Government Securities II

NOTE G -- SALE OF ADVISER

         First Variable Advisory Services Corp. ("Adviser"), which serves as the investment adviser to the Trust, is a wholly-owned subsidiary of First Variable. On June 22, 2001, Protective Life Insurance Company, a subsidiary of Protective Life Corporation of Birmingham, Alabama, announced that it had agreed to acquire the stock of First Variable from Ilona Financial Group, Inc., a subsidiary of Irish Life & Permanent plc of Dublin. This transaction, which is subject to regulatory approvals and certain customary closing conditions, is expected to close in October, 2001.

         The consummation of the transaction will constitute an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Trust's current advisory and sub-advisory agreements ("Current Agreements"). Under the 1940 Act, the Current Agreements will automatically terminate upon their assignment. As a result, the Board of Trustees of the Trust has scheduled a meeting in September, 2001, to consider the approval of interim advisory and sub-advisory agreements. The interim agreements, which would become effective on the date of closing of the transaction, would be substantially the same as the Current Agreements.

                       PRINCIPAL OFFICERS AND TRUSTEES OF
                         VARIABLE INVESTORS SERIES TRUST


                                ----------------



                            PAUL G. CHENAULT, TRUSTEE
                            W. LAWRENCE HOWE, TRUSTEE
                            LAIRD E. WIGGIN, TRUSTEE
                       TOM STREIFF, PRESIDENT AND TRUSTEE
                               ED KERR, SECRETARY
                             CHRIS HARDEN, TREASURER


                                ----------------



                               INVESTMENT ADVISER
                     FIRST VARIABLE ADVISORY SERVICES CORP.


                                ----------------

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS REPORT IS INTENDED FOR GENERAL INFORMATIONAL PURPOSES ONLY. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY CURRENT TRUST AND SEPARATE ACCOUNT PROSPECTUSES WHICH CONTAIN IMPORTANT INFORMATION CONCERNING THE TRUST, THE COMPANY, AND ITS CURRENT PUBLIC OFFERING OF VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.
--------------------------------------------------------------------------------

Tax Advantage Product Choices

Products

VARIABLE UNIVERSAL LIFE

  CAPITAL SOLUTIONS VUL
  With the potential to...
  BUILD WEALTH with tax-deferred growth.
  ENJOY INCOME with tax-advantages through loans and withdrawals.
  PRESERVE ASSETS with a death benefit that can pass free of income tax to heirs.*


SINGLE PREMIUM VARIABLE LIFE

  CAPITAL ONE PAY VL
  With the potential to...
  BUILD WEALTH with tax-deferred growth.
  ENJOY INCOME through loans and withdrawals after age 59-1/2.**
  PRESERVE ASSETS with a death benefit that can pass income tax free to heirs.*


VARIABLE ANNUITIES

  CAPITAL SIX VA
  CAPITAL FIVE VA
  CAPITAL NO LOAD VA
  With the potential to...
  BUILD WEALTH with tax-deferred growth.
  ENJOY INCOME with tax-advantaged access through withdrawals and annuitization.**
  PRESERVE ASSETS with a death benefit that guarantees heirs receive at least the original investment regardless of market performance.*

   *May be subject to estate taxation
  **Earnings are subject to income tax when withdrawn or paid as a death benefit. Distributions before age 59-1/2 may also be subject to 10% penalty.

    All products not yet available in all states.


                                                                  First Variable
                                                                  Life Insurance
                                                                         Company

                                    [FIRST VARIABLE LIFE INSURANCE COMPANY LOGO]


TAX
ADVANTAGED
PRODUCT CHOICES

Special Programs

ASSET ALLOCATION STRATEGIES

Asset Allocation is dividing your portfolio among several different investment categories, such as stocks, bonds and money market instruments. Asset allocation theory helps you and your investment professional design a portfolio that meets your tolerance for risk. It can also help you gain the most potential return for a certain risk level. First Variable Life offers a menu of asset allocation models that can help you build, enjoy and preserve your wealth.

AUTOMATIC ASSET REBALANCING

Once you and your investment professional have selected a mix of investments, automatic asset rebalancing helps you maintain it by rebalancing your portfolio. Choose from quarterly, semi-annual or annual rebalancing. Your quarterly statement will show activities to make tracking your investment easier.

DOLLAR COST AVERAGING

You can take advantage of a time-tested investment technique of dollar cost averaging within your First Variable product. This strategy invests equal amounts at regular intervals over time to take advantage of the natural ups and downs of the financial markets. The key to dollar cost averaging is staying with your plan, regardless of market performance. At First Variable, you can use dollar cost averaging to move from one investment choice to another.

Dollar cost averaging does not assure a profit or protect against loss in declining markets. Since prices fluctuate, consider your ability to continue purchases through both high and low price levels.

[ILONA FINANCIAL GROUP LOGO]

INVESTMENT PRODUCTS
FIRST VARIABLE LIFE INSURANCE COMPANY
Securities distributed through First Variable Capital Services, Inc. 2122 York Road, Suite 300 - Oak Brook, Illinois 60523 - 800.499.0713 - www.firstvariable.com

                                                                 ---------------
                                                                  PRESORTED STD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                   PERMIT 301
                                                                 JERSEY CITY, NJ
                                                                 ---------------

FIRST VARIABLE LIFE INSURANCE
                  ... A HISTORY OF INNOVATION

Founded in 1968, First Variable Life Insurance Company is an innovative financial services company and the first to offer variable life insurance in the United States.
First Variable Life is proud to be the Investment Products Division of ILona Financial Group ("ILona"), the holding company for the U.S. operations of Irish Life & Permanent plc.

Trust the experience, knowledge and expertise of the company that specializes in tax-deferred and tax-advantaged financial products.
First Variable Life Insurance Company strives to help investors build, enjoy and preserve wealth for many generations to come.

                                             [BUILD ENJOY PRESERVE SERVICE MARK]

This material must be preceded or accompanied by a prospectus which includes information on investment risk, portfolio expenses, policy charges and objectives. Read the prospectus carefully before you invest or send money.

Neither First Variable Life Insurance Company nor its agents give legal, accounting or tax advice.
Consult an attorney or tax advisor about the consequences of financial decisions.

                                                                     6009 (7/01)